EXHIBIT 4.1
                                                            (All Floating Notes)

--------------------------------------------------------------------------------

                          WORLD OMNI 1999-A AUTOMOBILE
                           LEASE SECURITIZATION TRUST


          Floating Rate Automobile Lease Asset Backed Notes, Class A-1 Floating Rate Automobile Lease Asset Backed Notes, Class A-2 Floating Rate Automobile Lease Asset Backed Notes, Class A-3 Floating Rate Automobile Lease Asset Backed Notes, Class A-4
           Floating Rate Automobile Lease Asset Backed Notes, Class B


                                    INDENTURE


                           Dated as of August 1, 1999


                          HARRIS TRUST AND SAVINGS BANK

                              as Indenture Trustee

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

                               TRUST INDENTURE ACT
                             CROSS-REFERENCE CHART/1

 TIA SECTION                                 REFERENCE IN THE INDENTURE

 310(a)(1)................................................. 6.08(a)
          ................................................. 6.08(b)
 310(a)(2)................................................. 6.08(b)
 310(a)(3)................................................. 6.13
 310(a)(4).................................................Not applicable
 310(a)(5)................................................. 6.08(c)
 310(b).................................................... 6.08(d)
 310(c).................................................... Not applicable
 311(a).................................................... 6.16
 311(b).................................................... 6.16
 311(c)....................................................Not applicable
 312(a).................................................... 7.01
       .................................................... 7.02(a)
 312(b).................................................... 7.02(b), 7.02(c)
 312(c).................................................... 7.02(b)
 313(a).................................................... 7.03(a)
 313(b).................................................... 7.03(a)
 313(c).................................................... 7.03(a)
 313(d).................................................... 7.03(b)
 314(a).................................................... 3.09, 7.04
 314(b).................................................... 3.06
 314(c)(1).................................................11.01
 314(c)(2).................................................11.01
 314(c)(3)..................................................Not applicable
 314(d).................................................... 3.09(b), 8.04
 314(e)....................................................11.01(b)
 315(a).................................................... 6.01(a)
 315(b).................................................... 6.02
 315(c).................................................... 6.01(b)
 315(d).................................................... 6.01
 315(d)(1)................................................. 6.01(a), 6.01(c)(i)
 315(d)(2)................................................. 6.01(c)(ii)
 315(d)(3)................................................. 6.01(c)(iii)
 315(e).................................................... 5.16
 316(a).................................................... 5.14; 5.15
 316(a)(1)(A).............................................. 5.14
 316(a)(1)(B).............................................. 5.15
 316(a)(2)................................................. Not applicable
 316(b).................................................... 5.10
 316(c).................................................... 5.09(b)
 317(a)(1)................................................. 5.03
 317(a)(2)................................................. 5.06
 317(b).................................................... 3.03
 318(a)....................................................11.07

---------------
1/ This Trust Indenture Act Cross-Reference Chart is not a part of this
   Indenture.

                                TABLE OF CONTENTS

                                                                                                               Page
RECITALS             .............................................................................................1


GRANTING CLAUSE      .............................................................................................1


Article One.         DEFINITIONS..................................................................................2

   Section 1.01.     Definitions..................................................................................2

Article Two.         THE NOTES....................................................................................6

   Section 2.01.     Form Generally...............................................................................6
   Section 2.02.     Denominations................................................................................6
   Section 2.03.     Execution, Authentication, Delivery and Dating...............................................7
   Section 2.04.     Registration of Notes........................................................................7
   Section 2.05.     Mutilated, Destroyed, Lost or Stolen Notes...................................................9
   Section 2.06.     Payment of Interest and Principal; Principal and Interest Rights Preserved...................9
   Section 2.07.     Persons Deemed Owners.......................................................................11
   Section 2.08.     Cancellation................................................................................11
   Section 2.09.     Authentication and Delivery of Notes........................................................11
   Section 2.10.     Book-Entry Notes............................................................................11
   Section 2.11.     Notices to the Clearing Agency..............................................................12
   Section 2.12.     Definitive Notes............................................................................12
   Section 2.13.     Tax Treatment...............................................................................12

Article Three.       COVENANTS AND REPRESENTATIONS...............................................................12

   Section 3.01.     Payment of Notes............................................................................12
   Section 3.02.     Maintenance of Office or Agency.............................................................13
   Section 3.03.     Money for Note Payments to be Held in Trust.................................................13
   Section 3.04.     Existence...................................................................................14
   Section 3.05.     Protection of Trust Estate..................................................................14
   Section 3.06.     Opinions as to Trust Estate.................................................................14
   Section 3.07.     Performance of Obligations..................................................................15
   Section 3.08.     Negative Covenants..........................................................................15
   Section 3.09.     Statements as to Compliance.................................................................16

Article Four.        SATISFACTION AND DISCHARGE..................................................................17

   Section 4.01.     Satisfaction and Discharge of Indenture.....................................................17
   Section 4.02.     Application of Trust Money..................................................................18

Article Five.        DEFAULTS AND REMEDIES.......................................................................18

   Section 5.01.     Events of Default...........................................................................18
   Section 5.02.     Acceleration of Maturity; Rescission and Annulment..........................................19
   Section 5.03.     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee...................20
   Section 5.04.     Remedies....................................................................................20
   Section 5.05.     Optional Preservation of Trust Estate.......................................................20
   Section 5.06.     Indenture Trustee May File Proofs of Claim..................................................21
   Section 5.07.     Indenture Trustee May Enforce Claims Without Possession of Notes............................21
   Section 5.08.     Application of Money Collected..............................................................21
   Section 5.09.     Limitation on Suits.........................................................................22
   Section 5.10.     Unconditional Rights of Noteholders to Receive Note Payments................................22
   Section 5.11.     Restoration of Rights and Remedies..........................................................23
   Section 5.12.     Rights and Remedies Cumulative..............................................................23
   Section 5.13.     Delay or Omission Not Waiver................................................................23
   Section 5.14.     Control by Noteholders......................................................................23
   Section 5.15.     Waiver of Past Defaults.....................................................................23
   Section 5.16.     Undertaking for Costs.......................................................................24
   Section 5.17.     Sale of Trust Estate........................................................................24
   Section 5.18.     Action on Notes.............................................................................25
   Section 5.19.     Notes held by Issuer or Affiliates Not to Share in Distribution.............................25

Article Six.         THE INDENTURE TRUSTEE.......................................................................25

   Section 6.01.     Certain Duties and Responsibilities.........................................................25
   Section 6.02.     Notice of Unmatured Event of Default........................................................26
   Section 6.03.     Certain Rights of Indenture Trustee.........................................................26
   Section 6.04.     Not Responsible for Recitals or Issuance of Notes...........................................27
   Section 6.05.     May Hold Notes..............................................................................27
   Section 6.06.     Money Held in Trust.........................................................................27
   Section 6.07.     Indenture Trustee's Fees and Expenses.......................................................28
   Section 6.08.     Eligibility; Corporate Indenture Trustee Required...........................................28
   Section 6.09.     Cessation of Eligibility....................................................................29
   Section 6.10.     Resignation and Removal; Appointment of Successor...........................................29
   Section 6.11.     Acceptance of Appointment by Successor......................................................30
   Section 6.12.     Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee............30
   Section 6.13.     Co-Trustees and Separate Trustees...........................................................30
   Section 6.14.     Authenticating Agent........................................................................32
   Section 6.15.     Withholding Taxes...........................................................................32
   Section 6.16.     Preferential Collection of Claims against the Issuer........................................32
   Section 6.17.     No Petition.................................................................................32

Article Seven.       NOTEHOLDERS'LISTS AND REPORTS...............................................................33

   Section 7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders......................33
   Section 7.02.     Preservation of Information; Communications to Noteholders..................................33
   Section 7.03.     Reports by Indenture Trustee; Responses to Noteholder Inquiries.............................33
   Section 7.04.     Reports by the Issuer.......................................................................34

Article Eight.       ACCOUNTS, DISBURSEMENTS AND RELEASES........................................................34

   Section 8.01.     Collection of Moneys........................................................................34
   Section 8.02.     Trust Accounts..............................................................................35
   Section 8.03.     General Provisions Regarding the Accounts...................................................35
   Section 8.04.     Release of Trust Estate.....................................................................36
   Section 8.05.     Opinion of Counsel..........................................................................36

Article Nine.        SUPPLEMENTAL INDENTURES.....................................................................36

   Section 9.01.     Supplemental Indentures.....................................................................36
   Section 9.02.     Execution of Supplemental Indentures........................................................37
   Section 9.03.     Effect of Supplemental Indentures...........................................................37
   Section 9.04.     Reference in Notes to Supplemental Indentures...............................................37
   Section 9.05.     Compliance With TIA.........................................................................37
   Section 9.06.     Successors and Assigns......................................................................37

Article Ten.         OPTIONAL REDEMPTION OF NOTES................................................................37

   Section 10.01.    General.....................................................................................37
   Section 10.02.    Form of Redemption Notice...................................................................38
   Section 10.03.    Notes Payable on Redemption Date............................................................38

Article Eleven.      MISCELLANEOUS...............................................................................38

   Section 11.01.    Compliance Certificates and Opinions........................................................38
   Section 11.02.    Form of Documents Delivered to Indenture Trustee............................................39
   Section 11.03.    Acts of Noteholders.........................................................................39
   Section 11.04.    Notices, etc., to Indenture Trustee and Issuer..............................................40
   Section 11.05.    Notices and Reports to Noteholders; Waiver of Notices.......................................40
   Section 11.06.    Rules by Indenture Trustee and Agents.......................................................41
   Section 11.07.    Conflict with Trust Indenture Act...........................................................41
   Section 11.08.    Effect of Headings and Table of Contents....................................................41
   Section 11.09.    Successors and Assigns......................................................................41
   Section 11.10.    Severability................................................................................41
   Section 11.11.    Benefits of Indenture.......................................................................41
   Section 11.12.    Legal Holidays..............................................................................41
   Section 11.13.    Governing Law...............................................................................41
   Section 11.14.    Counterparts................................................................................41
   Section 11.15.    Recording of Indenture......................................................................42
   Section 11.16.    Trust Obligation............................................................................42
   Section 11.17.    Inspection..................................................................................42
   Section 11.18.    Waiver of Stay, Extension Laws, Trial by Jury...............................................42
   Section 11.19.    Maximum Interest Payable....................................................................42


EXHIBIT A - FORM OF CLASS A-1 NOTE..............................................................................A-1

EXHIBIT B - FORM OF CLASS A-2 NOTE..............................................................................B-1

EXHIBIT C - FORM OF CLASS A-3 NOTE..............................................................................C-1

EXHIBIT D - FORM OF CLASS A-4 NOTE..............................................................................D-1

EXHIBIT E - FORM OF CLASS B NOTE................................................................................E-1

EXHIBIT F-1 - FORM OF NON-RULE 144A REPRESENTATION LETTER...................................................... F-1

EXHIBIT F-2 - FORM OF RULE 144A REPRESENTATION LETTER...........................................................F-2

         INDENTURE, dated as of August 1, 1999, between WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST, a Delaware business trust (the "Issuer"), and Harris Trust and Savings Bank, an Illinois banking corporation, solely as indenture trustee and not in its individual capacity (the "Indenture Trustee").

                                    RECITALS

         WHEREAS, the Issuer intends to issue notes of substantially the tenor hereinafter provided; and, to secure the notes and to provide for the authentication and delivery thereof, the Issuer will execute and deliver of this Indenture;

         WHEREAS, the notes, to be known as Floating Rate Automobile Lease Asset Backed Notes, Class A-1 (the "Class A-1 Notes"), Floating Rate Automobile Lease Asset Backed Notes, Class A-2 (the "Class A-2 Notes"), Floating Rate Automobile Lease Asset Backed Notes, Class A-3 (the "Class A-3 Notes"), Floating Rate Automobile Lease Asset Backed Notes, Class A-4 (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Class A Notes") and Floating Rate Automobile Lease Asset Backed Notes, Class B (the "Class B Notes" and, together with the Class A Notes, the "Notes"), and the certificate of authentication for the Notes, are to be substantially in the forms set forth in Exhibits A, B, C, D and E attached hereto, respectively, with such variations as are permitted in this Indenture; and

         WHEREAS, all acts necessary to make the Notes, when executed, authenticated and issued, the valid obligations of the Issuer, and to constitute this Indenture a valid and binding instrument for the security of the Notes, in accordance with its and their terms, have been done; NOW, THEREFORE,

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee or its nominee all of the Issuer's right, title and interest in, to and under the following property:

         (i) all right, title and interest of the Issuer in and to the 1999-A SUBI and SUBI Assets and the 1999-A SUBI Certificate evidencing the 1999-A SUBI Interest and all monies due thereon and paid thereon or in respect thereof;

         (ii) the right to realize upon any property that may be deemed to secure the 1999-A SUBI Interest;

         (iii) all rights accruing to the holder of the 1999-A SUBI Interest as a third-party beneficiary under the Origination Trust Agreement, the 1999-A SUBI Supplement, the Servicing Agreement and the 1999-A Servicing Supplement;

         (iv) the Residual Value Insurance Policy;

         (v) the Class A Interest Rate Cap Agreement and the Class B Interest Rate Cap Agreement;

         (vi) the Accounts and the funds therein; and

         (vii) all proceeds of the foregoing.

         Such Grants are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction, except as expressly provided in the Transaction Documents, between any Note and any other Note by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Notes in accordance with their terms; (ii) the payment of all other sums payable under this Indenture; and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture. To the extent that the Issuer may be deemed to have a security interest in, rather than to own, any of the foregoing property, the Issuer hereby assigns to the Indenture Trustee or its nominee all of the Issuer's right, title and interest in such property.

         The Indenture Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein required to the end that the interests of the Noteholders may be adequately and effectively protected.

                            Article One. DEFINITIONS

         Section 1.01. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article have the meanings assigned to them in this Article and include (i) the plural as well as the singular and (ii) all genders; (b) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein; (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable in the United States; (d) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed and amended from time to time; and (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole. Capitalized terms used herein which are not defined herein shall have the meanings set forth in the Securitization Trust Agreement dated as of the date hereof (the "Securitization Trust Agreement") among the Transferor, Chase Manhattan Bank Delaware, as Owner Trustee and the Indenture Trustee, the Origination Trust Agreement, the 1999-A SUBI Supplement or the 1999-A Servicing Supplement (as such terms are defined in the Securitization Trust Agreement), as applicable.

         "Account" means any of the 1999-A SUBI Collection Account, the Distribution Account, the Reserve Account and any 1999-A SUBI Lease Account.

         "Accountant" means a Person qualified to pass upon accounting questions, whether or not (unless herein required to be Independent) such Person shall be an officer or employee of the Issuer or of an Affiliate of the Issuer.

         "Act", with respect to any Noteholder, has the meaning specified in
Section 11.03.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicants" shall have the meaning specified in Section 7.02(b).

         "Authenticating Agent" means any Authenticating Agent appointed as such pursuant to Section 6.14, and includes any successor thereto.

         "Book-Entry Note" means the direct or indirect interest beneficially owned by any Note Owner in any Note held by or on behalf of DTC as Noteholder pursuant to Section 2.10 hereof.

         "Cash" means such coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

         "Cede" means Cede & Co., as the nominee of DTC, the initial Clearing Agency.

         "Class A-1 Stated Maturity" means the [__________] 200_ Distribution Date.

         "Class A-2 Stated Maturity" means the [__________] 200_ Distribution Date.

         "Class A-3 Stated Maturity" means the [__________] 200_ Distribution Date.

         "Class A-4 Stated Maturity" means the [__________] 200_ Distribution Date.

         "Class B Stated Maturity" means the [__________] 200_ Distribution
Date.

         "Corporate Trust Office" means (a) with respect to the Indenture Trustee, the Corporate Trust Department of the Indenture Trustee located at 311
W. Monroe, 12th Floor, Chicago, Illinois 60606, Attention: Corporate Trust Office, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Servicer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee, except that, with respect to presentation of Notes for payment, for registration of transfer or for exchange, and with respect to the location of the Note Register, such term shall mean the office or agency of the Indenture Trustee maintained for that purpose, which as of the date of this Indenture is the same as set forth above, and (b) with respect to the Owner Trustee, shall have the meaning set forth in the Securitization Trust Agreement.

         "Definitive Notes" shall have the meaning specified in Section 2.10.

         "DTC" means The Depository Trust Company and its successors.

         "Event of Default" has the meaning specified in Section 5.01.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Trust Estate or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Trust Estate and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto. Other forms of the verb "to Grant" shall have correlative meanings.

         "Indenture" or "this Indenture" means this instrument as originally executed, as the same may from time to time be amended or modified and in effect.

         "Indenture Trustee" means Harris Trust and Savings Bank, until a successor Person shall have become the Indenture Trustee pursuant to Article Six of this Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

         "Independent" means, when used with respect to any specified Person, such a Person who (a) is in fact independent of the Issuer, any other obligor upon the Notes and any of their respective Affiliates; (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor or any of their respective Affiliates; and (c) is not connected with the Issuer, any such other obligor or any of their respective

Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. "Independent" when used with respect to any Accountant means such an Accountant, who may also be the Accountant who audits the books of the Issuer, any other obligor upon the Notes or any of their respective Affiliates, who is independent with respect to the Issuer, any other obligor upon the Notes and their respective Affiliates as contemplated by Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be acceptable to the Indenture Trustee if selected in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this direction and that the signer is independent within the meaning thereof.

         "Issuer" means the World Omni 1999-A Automobile Lease Securitization Trust and its successors.

         "Issuer Order" and "Issuer Request" means a written order or request signed by any officer of Owner Trustee who is authorized to act for the Issuer, and delivered to the Indenture Trustee.

         "Lien" means a mortgage, pledge, lien, security interest or other charge or encumbrance of any kind, including the retained interest of a conditional vendor or lessor.

         "Maturity" means the date on which the entire unpaid principal amount of the Class A-1 Notes, Class A-2 Notes, Class A-3, Class A-4 Notes or Class B Notes becomes due and payable as therein or herein provided, whether at the Class A-1 Stated Maturity, Class A-2 Stated Maturity, Class A-3 Stated Maturity, Class A-4 Stated Maturity or Class B Stated Maturity, respectively, or otherwise.

         "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.04 hereof.

         "Notes" means the Class A Notes and the Class B Notes.

         "Outstanding" means, with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (a) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                  (b) Notes or portions thereof for whose payment or redemption Cash in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided, however, that, if such Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Indenture Trustee has been made; and

                  (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

         provided, however, that for purposes of determining required percentages for voting rights, consents and other actions of the Noteholders hereunder, Notes owned by the Transferor or any Affiliate of the Transferor, as shown on the Note Register, shall not be deemed to be Outstanding.

         "Overdue Interest Rate" means the lesser of (1) the highest legally permissible interest rate per annum and (2) the greater of (a) the Class A-1 Note Rate, Class A-2 Note Rate, Class A-3 Note Rate, Class A-4 Note Rate or Class B Note Rate, as applicable, plus [____] basis points ([___]%), or (b) the monthly interest rate announced from time to time by the Indenture Trustee as its reference rate.

         "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.08 hereof and is authorized by the Issuer to pay on behalf of the Issuer the principal or any interest that may become payable on any Notes.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, bank, trust company or estate (including any beneficiaries thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Notes" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Redemption Date" means, with respect to any Note to be redeemed pursuant to Article Ten hereof, any date fixed for such redemption pursuant to this Indenture, which date shall be a Distribution Date.

         "Redemption Price" means:

                  (a) with respect to any Class A-1 Note to be redeemed, the sum of (A) the Class A-1 Note Balance, (B) the accrued and unpaid Class A-1 Interest Distributable Amount, (C) any accrued and unpaid Class A-1 Interest Carryover Shortfall, (D) any unpaid Class A-1 Uncovered Loss Amount, and (E) any accrued and unpaid Class A-1 Uncovered Loss Interest Amount, in each case through the day preceding the final Distribution Date;

                  (b) with respect to any Class A-2 Note to be redeemed, the sum of (A) the Class A-2 Note Balance, (B) the accrued and unpaid Class A-2 Interest Distributable Amount, (C) any accrued and unpaid Class A-2 Interest Carryover Shortfall, (D) any unpaid Class A-2 Uncovered Loss Amount, and (E) any accrued and unpaid Class A-2 Uncovered Loss Interest Amount, in each case through the day preceding the final Distribution Date;

                  (c) with respect to any Class A-3 Note to be redeemed, the sum of (A) the Class A-3 Note Balance, (B) the accrued and unpaid Class A-3 Interest Distributable Amount, (C) any accrued and unpaid Class A-3 Interest Carryover Shortfall, (D) any unpaid Class A-3 Uncovered Loss Amount, and (E) any accrued and unpaid Class A-3 Uncovered Loss Interest Amount, in each case through the day preceding the final Distribution Date;

                  (d) with respect to any Class A-4 Note to be redeemed, the sum of (A) the Class A-4 Note Balance, (B) the accrued and unpaid Class A-4 Interest Distributable Amount, (C) any accrued and unpaid Class A-4 Interest Carryover Shortfall, (D) any unpaid Class A-4 Uncovered Loss Amount, and (E) any accrued and unpaid Class A-4 Uncovered Loss Interest Amount, in each case through the day preceding the final Distribution Date; and

                  (e) with respect to any Class B Note to be redeemed, the sum of (A) the Class B Note Balance, (B) the accrued and unpaid Class B Interest Distributable Amount, (C) any accrued and unpaid Class B Interest Carryover Shortfall, (D) any unpaid Class B Uncovered Loss Amount, (E) any accrued and unpaid Class B Uncovered Loss Interest Amount, (F) any unpaid Class B Note Principal Carryover Shortfall, and (G) any Class B Note Principal Carryover Shortfall Interest Amount, in each case through the day preceding the final Distribution Date.

         "Residual Note" has the meaning set forth in Section 2.02(b).

         "Sale" has the meaning specified in Section 5.17(a).

         "Stated Maturity" means, with respect to any Note, as applicable, the Class A-1 Stated Maturity, the Class A-2 Stated Maturity, the Class A-3 Stated Maturity, the Class A-4 Stated Maturity or the Class B Stated Maturity.

         "Transferor" means World Omni Lease Securitization L.P. and its successors.

         "Trust Estate" means the interests granted to the Indenture Trustee in the Granting Clause of this Indenture.

         "Trustees" means the Indenture Trustee and the Owner Trustee.

         "TIA" means the Trust Indenture Act of 1939, as amended.

         "Unmatured Event of Default" means any occurrence which with notice or the lapse of time or both would become an Event of Default.

                             Article Two. THE NOTES

         Section 2.01. Form Generally. The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, and the certificates of authentication thereon, shall be in substantially the forms set forth in Exhibits A, B, C, D and Exhibit E hereto, respectively with such appropriate insertions, omissions, substitutions and other variations as are required by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, in which case the following reference to the portion of the text appearing on the reverse of the Note shall be inserted on the face of the Note, immediately prior to the paragraph stating that the certificate of authentication on the Note must be executed by manual signature of the Indenture Trustee or an Authenticating Agent as a condition to the validity of such Note:

         "Reference is hereby made to the further provisions of this Note set forth on the reverse hereof which provisions shall for all purposes have the same effect as if set forth at this place."

         The Notes shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof.

         Section 2.02. Denominations.

         (a) Subject to Section 2.12 hereof, the Notes will be issued in book-entry form.

         (b) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall be issuable in minimum denominations of $1,000 and integral multiples in excess thereof and the Class B Notes shall be issuable in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof (provided that no Class B Note may be issued or transferred in a denomination that would cause there to be, immediately after such issuance or transfer, one hundred (100) or more Class B Noteholders); provided, however, that one Class A-1 Note, one Class A-2 Note, one Class A-3 Note, one Class A-4 Note and one Class B Note may be issued in a denomination that includes any remaining portion of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance and the Initial Class B Note Balance, respectively (each, a "Residual Note").

         Section 2.03. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by a Responsible Officer of the Owner Trustee, which signature may be in facsimile form and be imprinted or otherwise reproduced thereon.

         Notes bearing the manual or facsimile signature of individuals who were at any time the Responsible Officers of the Owner Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture and the collateral assignment to the Indenture Trustee of the portion of the Trust Estate to be Granted to the Indenture Trustee on the Closing Date, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication, and the Indenture Trustee shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

         Notes that are authenticated and delivered by the Indenture Trustee or the Authenticating Agent to or upon the order of the Issuer on the Closing Date shall be dated as of the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee or the Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.04. Registration of Notes. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee is hereby initially appointed "Note Registrar" for the purposes of maintaining the Note Register and registering Notes and transfers of Notes as herein provided, and the Indenture Trustee hereby accepts such appointment.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02 hereof, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of the same aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Indenture Trustee) be duly endorsed, or be accompanied by such other documentation reasonably satisfactory to the Issuer and the Indenture Trustee, duly executed by the Holder thereof or its attorney-in-fact duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge which may be imposed in connection with any registration of transfer or exchange of Notes.

         No transfer of a Class B Note shall be made unless the registration requirements of the Securities Act and any applicable state securities laws are complied with, or such transfer is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such state securities laws, the Indenture Trustee shall require one of the following, at the option of the Noteholder desiring to effect such transfer: (i) that such Noteholder and its prospective transferee jointly deliver an Opinion of Counsel with respect to the Securities Act and a memorandum of law with respect to any applicable state securities laws acceptable to and in form and substance satisfactory to the Indenture Trustee and the Transferor upon which the Indenture Trustee and the Transferor may conclusively rely, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and such state securities laws or is being made pursuant to the Securities Act and such state securities laws, which Opinion of Counsel and memorandum of law, as the case may be, shall not be an expense of the Issuer, the Indenture Trustee, the Transferor or the Servicer; or (ii) that the transferee execute a representation letter acceptable to and in form and substance satisfactory to the Transferor and the Indenture Trustee (provided that the forms attached as Exhibits F-1 and F-2 shall be deemed acceptable if completed in a manner acceptable to the Indenture Trustee) certifying to the Issuer, the Indenture Trustee, the Transferor and the Servicer the facts surrounding such transfer, which representation letter shall not be an expense of the Issuer, the Indenture Trustee, the Transferor or the Servicer. The Holder of a Class B Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuer, the Indenture Trustee, the Transferor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with the Securities Act and such state laws. Neither the Issuer, the Transferor, the Servicer nor the Indenture Trustee is under any obligation to register the Class B Notes under the Securities Act or any state securities laws.

         Notwithstanding anything to the contrary contained herein, no resale or other transfer of a Class B Note or any interest therein shall be made unless
(i) immediately after giving effect to such resale or other transfer, there would be less than 100 Class B Noteholders and (ii) the Indenture Trustee shall have received either a representation letter or Opinion of Counsel from the prospective transferee of such Class B Note, in form and substance satisfactory to the Transferor and the Indenture Trustee (provided that the forms attached as Exhibits F-1 and F-2 shall be deemed acceptable if completed in a manner acceptable to the Indenture Trustee), to the effect that (A) (1) such transferee will not acquire such Class B Note on behalf of or with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA, or (2) no "prohibited transaction" under ERISA or the Internal Revenue Code of 1986, as amended, will occur in connection with such transferee's acquisition or holding of such Class B Notes because the relevant conditions for exemptive relief under one or more of the following prohibited transaction class exemptions have been satisfied: Prohibited Transaction Class Exemption ("PTCE") 96-23, regarding transactions effected by "In-House Asset Managers"; PTCE 95-60, regarding transactions for insurance company general accounts; PTCE 90-1, regarding transactions effected for insurance company separate accounts; PTCE 91-38, regarding transactions affected for bank collective investment funds; or PTCE 84-14, regarding transactions effected by "Qualified Professional Asset Managers", and (B) if the transferee (or any person or entity for whom such transferee is acting as agent or custodian in connection with the acquisition of such Class B Note) is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Class B Notes owned by or on behalf of such Flow-Through Entity will represent less than 50% of the value of all the assets owned by or on behalf of such Flow-Through Entity and no special allocation of income, gain, loss, deduction or credit from such Class B Notes will be made among the beneficial owners of such Flow-Through Entity. Each prospective transferee of any Class B Note will be required to represent to the Indenture Trustee whether it will purchase such Class B Note with the assets of an "employee benefit plan" as defined under ERISA or other benefit plan investor.

         The Class B Notes, this Indenture and related documents may be amended or supplemented from time to time to modify restrictions on and procedures for resale and other transfer of such Class B Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or practices relating to the resale or transfer of restricted securities generally.

         No Class B Note shall be listed for trading on any recognized securities exchange or treated as traded on an "established securities market" as defined in Treas. Reg. ss.1.7704-1(b) (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise).

         Section 2.05. Mutilated, Destroyed, Lost or Stolen Notes. If (a) any mutilated Note is surrendered to the Indenture Trustee, or the Issuer and the Indenture Trustee receive evidence to their mutual satisfaction of the mutilation, destruction, loss or theft of any Note, and (b) there is delivered to the Issuer and the Indenture Trustee such security or indemnity as may be reasonably required by them to save each of them harmless, then the Issuer shall execute and, upon receipt of an Issuer Request, the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Class A-1 Note, Class A-2 Notes, Class A-3 Note, Class A-4 Note or Class B Note, as the case may be, of the same tenor and principal amount (expressed in terms of the principal amount on the date the original Note was first issued and authenticated) bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have been selected or called for redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

         Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in relation thereto.

         Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.06. Payment of Interest and Principal; Principal and Interest
                       Rights Preserved.

                  (a) Interest and principal, if any, payable on any Note on any Distribution Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Distribution Date by (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, (ii) if DTC, its nominee or a Clearing Agency is such Person, by wire transfer of immediately available funds or pursuant to other arrangements, or (iii) with respect to a registered owner of a Class B Notes having an aggregate initial denomination of $250,000 or more, upon written instructions received by the Indenture Trustee not later than five days prior to the related Record Date, by wire transfer of immediately available funds to an account maintained by such Person at a depositary institution in the United States having appropriate facilities therefor except in any case for the final payment of principal of and interest on a Note, which shall be payable only upon presentation and surrender of such Note as provided in subsection (b) of this Section.

                  Any payments on the Notes and checks for amounts that include principal on a Note shall be paid to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date or, in the event such payment is to be paid by wire transfer, to the Person entitled thereto at the wire transfer account as specified in clause (a)(ii) or
(a)(iii) of this Section 2.06, in either case without requiring that such Note be submitted for notation of payment, and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of Section
3.03 hereof, at the office or agency in the United States designated by the Issuer for such purpose pursuant to Section 3.02 hereof. Any reduction in the principal amount of a Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not noted thereon.

                  (b) Interest and principal of each Note shall be payable in accordance with Section 3.03 of the Securitization Trust Agreement, but no later than the Class A-1 Stated Maturity, Class A-2 Stated Maturity, Class A-3 Stated Maturity, Class A-4 Stated Maturity or Class B Stated Maturity, as applicable, unless such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. The final payment of principal of and interest on each Note (or the payment of the Redemption Price thereof in the case of a Note called for redemption pursuant to Article Ten hereof) shall be payable only upon presentation and surrender thereof on or after the Maturity of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes, as applicable, at the Corporate Trust Office of the Indenture Trustee or at the office of any Paying Agent. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Distribution Date immediately preceding the month in which the Distribution Date on which the Issuer expects that the final payment of principal of and interest on such Note will be paid is to occur. Such notice shall be given no earlier than the thirtieth day and no later than the fifteenth day prior to such final Distribution Date, shall specify that such final payment will be payable only upon presentation and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

                  (c) No further interest will accrue with respect to any Note from and after the final Distribution Date with respect thereto.

                  (d) The rights of the Class B Noteholders shall be and hereby are subordinated to the rights of the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders to the extent provided in Section 3.03 of the Securitization Trust Agreement and
Section 5.08 of this Indenture.

                  (e) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration or transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest, if any, that were carried by such other Note.

         Section 2.07. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or of the Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of the principal and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 2.08. Cancellation. All Notes surrendered for payment, registration of transfer or exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Note previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee shall be destroyed unless the Issuer shall direct by an Issuer Order that they be returned to it.

         Section 2.09. Authentication and Delivery of Notes. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to an amount equal to the Initial Note Balance, and the aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes respectively, that may be issued and delivered under this Indenture is limited to an amount equal to the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance and the Initial Class B Note Balance, respectively, except for Notes authenticated and delivered upon registration and transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections
2.04 or 2.05 hereof.

         Notes complying with the foregoing requirements may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication, and the same shall be authenticated and delivered by the Indenture Trustee upon Issuer Request.

         Section 2.10. Book-Entry Notes. Unless otherwise specified, the Class A Notes (except for any Residual Notes), upon original issuance, will be issued in the form of one or more Notes representing the Book-Entry Notes, to be delivered to the Indenture Trustee, as agent for DTC, the initial Clearing Agency, by, or on behalf of, the Issuer. The Class A Notes delivered to DTC evidencing the Book-Entry Notes shall initially be registered on the Note Register in the name of Cede, and no Note Owner will receive an individual definitive, fully-registered note (collectively, the "Definitive Notes") representing such Note Owner's interest in the Class A Notes, except as provided in Section 2.12 hereof. Subject to Section 2.12 hereof, unless and until Definitive Notes have been issued to Note Owners of Class A Notes pursuant to Section 2.12:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Issuer, the Transferor, the Servicer, the Note Registrar and the Indenture Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Notes) as the authorized representative of the Class A Note Owners;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (iv) the rights of Note Owners of Class A Notes shall be exercised only through (or through procedures established by) the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants and, unless and until Definitive Notes are issued pursuant to Section 2.12 hereof, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on such Notes to such Clearing Agency Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Class A Notes evidencing a specified aggregate Percentage Interest of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Clearing Agency shall be deemed to represent such percentage (if and to the extent that it will act on behalf of Note Owners and/or Clearing Agency Participants) only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentages of the beneficial interest in such Notes and has delivered such instructions to the Indenture Trustee.

         Section 2.11. Notices to the Clearing Agency. Whenever notice or other communication to any Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued pursuant to Section 2.12 hereof, the Indenture Trustee and the Servicer shall give solely to the Clearing Agency all such notices and communications specified herein to be given to the Holders.

         Section 2.12. Definitive Notes. If (i)(A) the Transferor advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Class A Notes and (B) the Indenture Trustee or the Issuer is unable to locate a qualified successor, (ii) the Transferor, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests in the Class A Notes aggregating more than 50% of the aggregate Percentage Interests (voting as a single Class) thereof advise the Indenture Trustee through the Clearing Agency, in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Indenture Trustee shall notify all Note Owners of such Notes, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners requesting the same. Upon surrender to the Indenture Trustee of the Class A Notes by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Indenture Trustee shall issue Definitive Notes and deliver such Definitive Notes in accordance with the instructions of the Clearing Agency. Neither the Issuer, the Transferor, the Servicer, the Note Registrar nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Notes, the Indenture Trustee shall recognize the holders of such Definitive Notes as Noteholders hereunder. The Indenture Trustee shall not be liable if the Indenture Trustee or the Issuer is unable to locate a qualified successor to DTC.

         Section 2.13. Tax Treatment. Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, state and local income and franchise tax purposes, the Notes shall qualify as indebtedness of the Issuer secured by the Trust Estate. Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness of Issuer.

                  Article Three. COVENANTS AND REPRESENTATIONS

         Section 3.01. Payment of Notes. The Issuer will cause to be duly and punctually paid the principal and interest on the Notes in accordance with the terms of the Notes, the Securitization Trust Agreement and this Indenture.

         Section 3.02. Maintenance of Office or Agency. The Issuer will maintain at least one office or agency, which may be changed in the discretion of the Issuer, within the United States at which Notes may be presented or surrendered for payment, Notes may be surrendered for registration of transfer or exchange and notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee at its Corporate Trust Office as such office or agency. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at its Corporate Trust Office its agent to receive all such presentations, surrenders, notices and demands.

         Section 3.03. Money for Note Payments to be Held in Trust. All payments of amounts due and payable with respect to the Notes that are to be made from amounts withdrawn from the Accounts pursuant to Section 8.02(b) hereof shall be made on behalf of the Issuer by the Indenture Trustee or by a Paying Agent, and no amounts so withdrawn from any Account shall be paid over to or at the direction of the Issuer except as provided in the Transaction Documents.

         Whenever the Issuer shall have a Paying Agent other than the Indenture Trustee, it will, on or before the Business Day next preceding each Distribution Date, direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due or payable, such sum to be held in trust for the benefit of the Persons entitled thereto.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section 3.03, that such Paying Agent, in acting as Paying Agent, is an express agent of the Indenture Trustee and, further, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (b) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                  (c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (d) immediately resign as a Paying Agent and forthwith pay to Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after the Maturity of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, as the case may be, upon receipt of an Issuer Request, shall be paid to the Issuer (or, after termination of the Issuer, the Transferor) and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer (or, after termination of the Issuer, the Transferor) for payment thereof (but only to the extent of the amounts so paid to the Issuer (or, after termination of the Issuer, the Transferor)), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such payment by the Indenture Trustee to the Issuer (or, after termination of the Issuer, the Transferor) (including, but not limited to, mailing notice of such payment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from records of the Indenture Trustee or any Paying Agent, at the last address of record for each such Holder).

         Section 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware and the Issuer will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, and each instrument or agreement included in the Trust Estate.

         Section 3.05. Protection of Trust Estate. The Issuer and (at the request of the Issuer, the Servicer or the Indenture Trustee) the Owner Trustee will from time to time execute, deliver and file all financing statements, continuation statements, instruments of further assurance, the 1999-A SUBI Certificate and other instruments reasonably required or necessary to maintain the Lien and security interest created by this Indenture or to protect the Trust Estate generally, and will take such other action necessary or advisable to:

                           (i) Grant more effectively all or any portion of the Trust Estate to or for the benefit of the Indenture Trustee;

                           (ii) maintain or preserve the Lien of this Indenture or carry out more effectively the purposes hereof;

                           (iii) perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture;

                           (iv) enforce any of the Contracts; or

                           (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

         Each of the Issuer and the Owner Trustee hereby designates the Indenture Trustee its agent and attorney-in-fact to execute and file any financing statement, continuation statement or other instrument designated in writing by the Issuer or the Servicer pursuant to this Section. It is understood that in no event will the Issuer or the Owner Trustee be required to take any action to cause any Lien notation on, or any other action with respect to, any Certificate of Title for any 1999-A Leased Vehicle.

         Section 3.06. Opinions as to Trust Estate. On or before November 15 in each calendar year commencing with the November 15 occurring at least six months after the Closing Date, the Issuer shall furnish to the Indenture Trustee Opinions of Counsel, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the Liens and security interests created by this Indenture and the Backup Security Agreement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to so maintain such Liens and security interests. Such Opinions of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the Liens and security interests of this Indenture and the Backup Security Agreement until November 15 in the following calendar year.

         Section 3.07. Performance of Obligations.

         (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in each of the Transaction Documents to which it is a party or by which it is bound, including without limitation its obligation under Section 3.05 hereof.

         (b) The Issuer will not take any action that would release any Person from any of such Person's material covenants or obligations under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in the Transaction Documents or any such instrument.

         (c) If the Issuer shall have knowledge of the occurrence of (i) an Event of Default or an Unmatured Event of Default, or (ii) a 1999-A Servicer Event of Default, the Issuer shall promptly notify the Indenture Trustee and each Rating Agency thereof by means of an Officer's Certificate specifying the action, if any, the Issuer is taking in respect of such Event of Default, Unmatured Event of Default or 1999-A Servicer Event of Default.

         Section 3.08. Negative Covenants. So long as any Notes are outstanding, the Issuer shall not:

         (a) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by the Transaction Documents;

         (b) claim any credit on, or make any deduction from, the principal or interest on the Notes by reason of the payment of any taxes levied or assessed upon any part of the Trust Estate;

         (c) without the consent of the Noteholders representing 100% of the aggregate Percentage Interests (voting as a single Class) (with respect to which the Issuer promptly shall notify the Rating Agencies), (i) engage in any business or activity other than financing, owning, managing and selling the Trust Estate and the issuance of the Notes pursuant to this Indenture and the other Transaction Documents or (ii) create, incur, assume or in any manner become liable in respect of any indebtedness for money borrowed other than the Notes, or as otherwise contemplated by the Transaction Documents;

         (d) dissolve, reorganize or liquidate in whole or in part;

         (e) merge or consolidate with any corporation;

         (f) (to the extent that it may lawfully so covenant) without the consent of the Indenture Trustee, voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law or seek dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect such a plan or other arrangement with its creditors;

         (g) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby; (ii) permit any Lien, charge, security interest, mortgage or other encumbrance (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof; or (iii) permit the Lien of this Indenture not to constitute a valid first priority perfected security interest in the Trust Estate; or

         (h) without the consent of Class A Noteholders representing 100% of the aggregate Percentage Interests (other than any Percentage Interests held by the Class A Cap Provider or any affiliate of the Class A Cap Provider), voting as a single Class, terminate the Class A Interest Rate Cap Agreement following (i) an Event of Default under the Class A Interest Rate Cap Agreement (other than pursuant to clause (i), (vii) or (viii) of Section 5(a) of the Class A Interest Rate Cap Agreement) or (ii) a Termination Event under the Class A Interest Rate Cap Agreement (other than a Termination Event pursuant to Section 5(b)(i) of the Class A Interest Rate Cap Agreement).

         (i) without the consent of Class B Noteholders representing 100% of the aggregate Percentage Interests (other than any Percentage Interests held by the Class B Cap Provider or any affiliate of the Class B Cap Provider), voting as a single Class, terminate the Class B Interest Rate Cap Agreement following (i) an Event of Default under the Class B Interest Rate Cap Agreement (other than pursuant to clause (i), (vii) or (viii) of Section 5(a) of the Class B Interest Rate Cap Agreement) or (ii) a Termination Event under the Class B Interest Rate Cap Agreement (other than a Termination Event pursuant to Section 5(b)(i) of the Class B Interest Rate Cap Agreement).

         Section 3.09. Statements as to Compliance.

                  (a) The Issuer will deliver to the Indenture Trustee and each Rating Agency, within 120 days after December 31 of each year, an Officer's Certificate stating, as to the signer thereof, that

                           (i) a review of the activities of the Issuer during such year (or since the Closing Date in the case of the first such statement) and of performance of the Issuer under this Indenture has been made under such officer's supervision; and

                           (ii) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year (or since the Closing Date in the case of the first such statement), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                  (b) In lieu of the certificates and opinions that would be required by Section 314(d)(1) of the TIA, the Issuer will deliver to the Indenture Trustee, within thirty days after June 30 and December 31 of each year commencing with December 31, 1999, an Officer's Certificate of the Transferor, stating that (i) a review of all releases and reallocations of 1999-A SUBI Assets during the preceding semi-annual period has been made under the signing officer's supervision; (ii) to the best of his or her knowledge, all of such releases and reallocations complied with all of the requirements of the relevant provisions of the Indenture and were made in the ordinary course of the businesses of the Issuer; (iii) all proceeds from the disposition of the related released 1999-A SUBI Leased Vehicles were used in the business of the Issuer to make payments on the Notes or as otherwise permitted by the Indenture; and (iv) in his or her opinion, such releases and reallocations did not impair the security under the Indenture in contravention of the provisions thereof.

                    Article Four. SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of Indenture.

         (a) This Indenture shall cease to be of further effect, and the Indenture Trustee, at the request of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                  (i) either

                           (A) all Notes theretofore authenticated and delivered (other than (1) Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.05 hereof, and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust and thereafter repaid or discharged from such trust, as provided in Section 3.03 hereof) have been delivered to the Indenture Trustee for cancellation; or

                           (B) all Notes not theretofore delivered to the Indenture Trustee for cancellation (other than Notes described in clauses (i)(A)(1) or (i)(A)(2) above)

                           (1) have become due and payable, or

                           (2) are to be called for redemption pursuant to
                  Article Ten within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of either of clauses
                  (i)(B)(1) or (i)(B)(2) above, has irrevocably deposited or caused to be irrevocably deposited in a segregated account with the Indenture Trustee, in trust for such purpose, an amount of Cash sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the Class A-1 Stated Maturity, the Class A-2 Stated Maturity, the Class A-3 Stated Maturity, the Class A-4 Stated Maturity or Class B Stated Maturity, as applicable, or the applicable Redemption Date, as the case may be, and in the case of Notes which were not paid at the Class A-1 Stated Maturity, the Class A-2 Stated Maturity, the Class A-3 Stated Maturity, the Class A-4 Stated Maturity or Class B Stated Maturity, as applicable, for all overdue principal and all interest payable on such Notes through the next succeeding Distribution Date therefor, in each case without reliance upon anticipated investment earnings on such Cash, and if any Notes are to be redeemed prior to the Class A-1 Stated Maturity, the Class A-2 Stated Maturity, the Class A-3 Stated Maturity, the Class A-4 Stated Maturity or Class B Stated Maturity, as applicable, the Issuer has made irrevocable arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name and at the expense of the Issuer;

                  (ii) the Issuer has paid or caused to be paid all other amounts payable hereunder or under any of the Transaction Documents by the Issuer; and

                  (iii) the Issuer has delivered to the Indenture Trustee and the Servicer an Officer's Certificate and an Opinion of Counsel stating that all conditions precedent herein provided for the satisfaction and discharge of this Indenture have been complied with.

         (b) Notwithstanding the satisfaction and discharge of this Indenture, the provisions of Articles Eight and Nine hereof, the obligations of the Indenture Trustee to Noteholders and the Issuer under Section 3.03 hereof, of the Issuer to the Indenture Trustee under Section 6.07 hereof, of the Indenture Trustee to Noteholders under Section 4.02 hereof, and of the Indenture Trustee under Section 6.17 hereof, and the provisions of this Indenture with respect to registration of transfers of Notes, replacement of mutilated, destroyed, lost or stolen Notes, and rights to receive payments of principal of and interest on the Notes, shall survive the termination of this Indenture.

         Section 4.02. Application of Trust Money. All money deposited with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture, as the case may be, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and any interest for whose payment such money has been deposited with the Indenture Trustee.

                      Article Five. DEFAULTS AND REMEDIES

         Section 5.01. Events of Default. "Event of Default", wherever used herein, means, with respect to the Notes, any one of the following events (whatever the reason for such Event of Default, and whether it shall be voluntary or involuntary, or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) if the Issuer shall fail to make any interest payment on any Class A Note due to the lack of available funds to make such payment under
Section 3.03(b)(ii) of the Securitization Trust Agreement, within five Business Days after such payment would have been due had such funds been available;

                  (b) after the Class A Notes have been paid in full, if the Issuer shall fail to make any interest payment on any Class B Note due to the lack of available funds to make such payment under Section 3.03(b)(iv) of the Securitization Trust Agreement, within five Business Days after such payment would have been due had such funds been available;

                  (c) if the Issuer shall default in the payment of any interest or principal on any Note for a period of five Business Days after any such payment is due;

                  (d) failure on the part of the Issuer duly to observe or perform in any material respect any other covenants or agreements of the Issuer set forth in any of the Transaction Documents, or any representation or warranty made by the Issuer in any Transaction Document shall fail to have been correct in any material respect when made or given, which failure materially and adversely affects the rights of the Holders of the Notes and which continues unremedied and continues to affect materially and adversely the rights of the Holders of the Notes for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, is given (i) to the Issuer by the Indenture Trustee, or (ii) to the Issuer and to the Indenture Trustee by the Holders of Notes representing not less than 25% of the aggregate Percentage Interests (voting as a single Class);

                  (e) the Issuer shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or the Issuer shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer, or consent; or the Issuer shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

                  (f) any order for relief against the Issuer shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Issuer under any other similar applicable Federal law, or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Issuer or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and any such order or decree shall remain unstayed and in effect for a period of 60 consecutive days.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment.

                  (a) If an Event of Default occurs and is continuing and no election to act in accordance with the provisions of Section 5.05 shall have been made (or, if made, have been rescinded), then and in every such case the Indenture Trustee or Noteholders representing not less than 25% of the aggregate Percentage Interests (voting as a single Class) may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the Notes shall become immediately due and payable; provided, that, if an Event of Default specified in Section 5.01(e) or (f) hereof shall occur, the Notes shall become immediately due and payable automatically without the giving of any notice.

                  (b) At any time after such a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, Noteholders representing more than 50% of the aggregate Percentage Interests (voting as a single Class), by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                           (i) (A) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                                    (1) all payments of principal and interest
                  on the Notes and all other amounts which would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                                    (2) all sums paid or advanced by the
                  Indenture Trustee hereunder and the reasonable compensation and reasonable and documented expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

                                    (B) all Events of Default, other than the
                  nonpayment of the interest on or the principal of the Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 5.15 hereof; or

                           (ii) the Indenture Trustee elects or is required to act in accordance with the provisions of Section 5.05 with respect to the Event of Default that gave rise to such declaration.

                  (c) No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. The Issuer covenants that if an Event of Default shall occur and be continuing, the Issuer will, upon demand of the Indenture Trustee in accordance with the provisions of this Indenture, pay to it, for the benefit of the Noteholders, (a) the entire unpaid principal amount of all Notes; (b) interest on the entire unpaid principal amount of all Notes and interest on any principal and accrued interest on such Notes that was not paid when due, at the applicable Overdue Interest Rate but only to the extent that payments of interest at such rate shall be legally enforceable; and (c) in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation and reasonable and documented expenses, disbursements and advances of the Indenture Trustee and its agents and counsel (including in-house counsel).

         If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as Indenture Trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law.

         If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy.

         Section 5.04. Remedies. If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, to the extent not inconsistent with the provisions of Section 5.05 hereof, if applicable, do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and the Trust Estate moneys adjudged due;

                  (b) subject to Section 5.17 hereof, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                  (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (d) exercise any remedies of a secured party under the UCC or other applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes hereunder; and

                  (e) as provided in Section 6.15 of the Securitization Trust Agreement, direct the Owner Trustee with regard to appropriate actions thereunder.

         Section 5.05. Optional Preservation of Trust Estate. Notwithstanding anything in this Indenture to the contrary (including, without limitation, Sections 5.14 and 5.17), if the Notes have been declared due and payable (and such declaration shall not have been rescinded or annulled), then the Indenture Trustee may, in its sole discretion, retain the Trust Estate and apply all amounts receivable with respect to the Trust Estate to the payment of principal and interest on the Notes as and when such principal and interest would have become due pursuant to the terms of the Notes and the Transaction Documents as if there had not been a declaration of acceleration of the Maturity of the Notes.

         Section 5.06. Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other similar Proceeding relative to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their respective creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal of or any interest on the Notes) and the Owner Trustee shall be entitled and empowered, by intervention in such Proceeding or otherwise:

                           (i) to file such proofs of claim for the whole amount owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and the Owner Trustee (including any claim for the reasonable compensation and reasonable and documented expenses, disbursements and advances of the Indenture Trustee and the Owner Trustee and their respective agents and counsel, including in-house counsel) and of the Noteholders allowed in such Proceeding, and

                           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such Proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and the Owner Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee and the Owner Trustee any amount due to it for the reasonable compensation and reasonable and documented expenses, disbursements and advances of the Indenture Trustee and the Owner Trustee and their respective agents and counsel (including in-house counsel), and any other Capped Indenture Trustee Administrative Expenses due the Indenture Trustee and Capped Owner Trustee Administrative Expenses due the Owner Trustee.

         Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

         Section 5.07. Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation and reasonable and documented expenses, disbursements and advances of the Indenture Trustee, its agents and counsel (including in-house counsel), be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

         Section 5.08. Application of Money Collected. Except as provided in
Section 5.05 hereof, if applicable, any money collected by the Indenture Trustee pursuant to this Article Five shall be applied in the order provided for Principal Collections and Interest Collections received during the Amortization Period under the Securitization Trust Agreement at the date or dates fixed by the Indenture Trustee and, in case of the distribution of the entire amount due on account of principal of and any interest on the Notes, upon presentation and surrender thereof; provided that amounts received upon a Sale of all or any portion of the Trust Estate and treated as Principal Collections will be distributed first, upon the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, based on the respective Class A Note Balances, ratably, without preference or priority of any kind, according to such amounts due and payable on such Notes; second, upon the Class B Notes, based on the Class B Note

Balance, according to such amounts due and payable on such Notes; and, provided, further, that the Servicer, on behalf of the Indenture Trustee, shall determine conclusively without liability for such determination the amount of the proceeds of such Sale which are allocable to Interest Collections and the amount of such proceeds which are allocable to Principal Collections.

         Section 5.09. Limitation on Suits.

                  (a) No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder unless:

                           (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                           (ii) Noteholders representing not less than 25% of the aggregate Percentage Interests (voting as a single Class) shall have made a written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                           (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                           (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                           (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by Noteholders representing more than 50% of the aggregate Percentage Interests (voting as a single Class);

                  it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders (other than the subordination of the Class B Notes to the extent set forth in the Transaction Documents) or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Noteholders.

                  (b) No Noteholder shall have any right to vote (except as provided in the Transaction Documents) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to any of the Transaction Documents, nor shall any Noteholder be under any liability to any third person by reason of any action pursuant to any provision of the Transaction Documents. However, in connection with any action as to which Noteholders are entitled to vote or consent under the Transaction Documents, the Issuer may set a record date for purposes of determining the identity of Noteholders entitled to vote or consent in accordance with TIA Section 316(c).

                  (c) No Noteholder shall have any right to institute a Proceeding for the enforcement of the payment of principal of or interest on any Note prior to the Maturity of such Note, unless such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

         Section 5.10. Unconditional Rights of Noteholders to Receive Note Payments. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of and interest on such Note, on or after the due date therefor as specified in such Note, and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.11. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture or any other Transaction Document and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.12. Rights and Remedies Cumulative. Except as otherwise expressly provided in Section 2.05 hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.13. Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.14. Control by Noteholders. Subject to the provisions of Sections 5.09, 6.03(d) and 6.03(e) hereof, the Holders of Notes representing more than 50% of the aggregate Percentage Interests (voting as a single Class) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or with respect to exercising any trust power conferred on the Indenture Trustee, including without limitation the Indenture Trustee's power to direct the action of the Owner Trustee pursuant to Section 6.15 of the Securitization Trust Agreement; provided that:

                  (a) such direction shall not, as determined by the Indenture Trustee based on the advice of counsel, be in conflict with any rule of law or with this Indenture;

                  (b) any Sale of the Trust Estate shall be subject to Section
5.17 hereof;

                  (c) if any other provision of the Transaction Documents requires the vote of a greater Percentage Interest for a particular action, or Class voting, such greater Percentage Interest or Class voting shall be required; and

                  (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 6.01 hereof, the Indenture Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

         Section 5.15. Waiver of Past Defaults. The Holders of Notes representing more than 50% of the aggregate Percentage Interests (voting as a single Class), may on behalf of the Holders of all the Notes waive any past Unmatured Event of Default or Event of Default hereunder and its consequences, except that Holders of Notes representing 100% of the aggregate Percentage Interest shall be required to waive an Unmatured Event of Default or Event of
Default:

                  (a) in the payment of principal of or interest due on any Note, or

                  (b) in respect of a covenant or provision hereof which under
Section 9.01 hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such waiver, such Unmatured Event of Default or Event of Default shall cease to exist and shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Unmatured Event of Default or Event of Default or impair any right consequent thereon.

         Section 5.16. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, including those of the Indenture Trustee (except that the Indenture Trustee need not be required to post an undertaking to pay its costs of any such suit), and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate Notes representing more than 10% of the then aggregate Percentage Interests, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturity of such Note.

         Section 5.17. Sale of Trust Estate.

                  (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and, subject to paragraph (b) of this
Section 5.17, upon receipt of a notice from Noteholders representing more than 50% of the aggregate Percentage Interests of the Class A Notes (voting as a single Class) or 50% of the aggregate Percentage Interests of all Notes (voting as a single Class), shall (i) publish a notice in Authorized Newspapers that the Indenture Trustee intends to sell, dispose of or otherwise liquidate (a "Sale") the 1999-A SUBI Interest, the 1999-A SUBI Certificate and the other property of the Trust Estate in a commercially reasonable manner. Following such publication, the Indenture Trustee shall, unless otherwise prohibited by applicable law from any such action, sell, dispose of, or otherwise liquidate the 1999-A SUBI Interest, the 1999-A SUBI Certificate and the other property of the Trust Estate, in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids, and shall proceed to consummate the sale, liquidation or disposition thereof as provided above with the highest bidder. The Transferor and the Servicer shall be permitted to bid for the Trust Estate. The Indenture Trustee may obtain a prior determination from the conservator, receiver, or trustee in bankruptcy of the Issuer that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The power to effect any Sale of any portion of the Trust Estate pursuant to Section 5.04 hereof and this Section
5.17 shall not be exhausted by any one or more Sales as to any portion of such Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

                  (b) Notwithstanding the foregoing, the Indenture Trustee shall not sell or otherwise dispose of the Trust Estate following an Event of Default
(i) unless the anticipated proceeds of such Sale or other disposition distributable to the Noteholders will be sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and interest, or (ii) if such proceeds will not be sufficient, unless the Indenture Trustee obtains the consent of the Holders of all Notes then Outstanding, provided that without the consent or direction to the contrary by the Holders of all Notes then Outstanding, at any Sale at which no other Person bids an amount equal to or greater than the amount described in clause (i) above, the Indenture Trustee shall bid on behalf of the Noteholders an amount at least equal to $1.00 more than the highest other bid.

                  (c) The Indenture Trustee may bid for and acquire any portion of the Trust Estate in connection with a Sale thereof, and may pay all or part of the purchase price by crediting against amounts owing on the Notes or other amounts secured by this Indenture, all or part of the net proceeds of such Sale after deducting the costs, charges and expenses incurred by the Indenture Trustee in connection with such Sale notwithstanding the provisions of any other Section hereof. The Notes need not be produced in order to complete any such Sale. The Indenture Trustee may, subject to this Indenture, hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

                  (d) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of a Trust Estate in connection with a Sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of a Trust Estate in connection with a Sale thereof (including changing the designation of the secured party on any financing or continuation statements), and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         Section 5.18. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

         Section 5.19. Notes held by Issuer or Affiliates Not to Share in Distribution. Notes owned or held by, or for the account or benefit of, the Issuer or any Affiliate thereof shall not be entitled to share in any payment or distribution provided for in this Article.

                       Article Six. THE INDENTURE TRUSTEE

         Section 6.01. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default:

                           (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and, pursuant to clause (f) below, the other Transaction Documents specifically referred to in such clause, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                           (ii) in the absence of bad faith on its part or as otherwise required by the TIA, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, opinions or reports furnished to the Indenture Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but need not verify the accuracy of the contents thereof or whether procedures specified by or pursuant to the provisions of this Indenture have been followed in the preparation thereof.

                  (b) In case an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances.

                  (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                           (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Noteholders representing more than 50% of the aggregate Percentage Interests (voting as a single Class) relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture.

                  (d) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of and affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

                  (f) The Indenture Trustee agrees to comply with all of the provisions of and to perform all of the obligations under the Trust Agreement, the Servicing Agreement, the SUBI Supplement, the Servicing Supplement and the Backup Security Agreement required to be complied with or performed by the Indenture Trustee, whether or not the Indenture Trustee is expressly a party thereto.

         Section 6.02. Notice of Unmatured Event of Default. Within 60 days after the occurrence of any Unmatured Event of Default known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall transmit by mail notice of such Unmatured Event of Default hereunder to all Noteholders, unless such Unmatured Event of Default shall have been cured or waived; provided, however, that except in the case of an Unmatured Event of Default in the payment of the principal of or any interest on any Note, the Indenture Trustee shall be protected in withholding such notice if and so long as a corporate trust committee of the Corporate Trust Department and/or Responsible Officers of the Indenture Trustee in good faith determine(s) that the withholding of such notice is in the interests of the Noteholders.

         Section 6.03. Certain Rights of Indenture Trustee. Except as otherwise provided in Section 6.01 hereof:

                  (a) in the absence of negligence or bad faith, the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order;

                  (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Indenture Trustee may consult with counsel, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document;

                  (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Indenture Trustee shall not be liable for any action taken, suffered or omitted by it without negligence and in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

         Section 6.04. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

         Section 6.05. May Hold Notes. The Indenture Trustee, any Paying Agent, Note Registrar, Authenticating Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Note Registrar, Authenticating Agent or such other agent.

         Section 6.06. Money Held in Trust. Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Indenture Trustee and income or other gain actually received by the Indenture Trustee on Permitted Investments.

         Section 6.07. Indenture Trustee's Fees and Expenses.

                  (a) The Indenture Trustee shall be entitled to reasonable compensation for all services rendered by it pursuant to the Transaction Documents and in the exercise and performance of any of the powers and duties of the Indenture Trustee under this Indenture, and payment or reimbursement upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in its capacity as Indenture Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith or that is paid by the Transferor or the Issuer under the Transaction Documents. Such compensation and reimbursement shall be paid as set forth in Section 3.03(b) of the Securitization Trust Agreement or Section 10.01 of the 1999-A SUBI Supplement (in the definitions of the terms "Principal Collections" and "Interest Collections"). Additionally, the Transferor, pursuant to Section 6.02(iii) of the Securitization Trust Agreement, may agree to indemnify the Indenture Trustee under certain circumstances.

                  (b) The Indenture Trustee shall not institute any Proceeding, or make any filing, on account of the Issuer failing to perform its obligations under this Section that might result, with the giving of notice or the passage of time or both, in the occurrence of any Event of Default specified in Sections 5.01(e) or 5.01(f) hereof. Notwithstanding the failure of the Issuer to perform any of its obligations under this Section, the Indenture Trustee shall continue to perform its obligations under this Indenture.

                  (c) Prior to the termination of this Indenture, the obligations of the Indenture Trustee hereunder shall not be subject to any defense, counterclaim or right of offset which the Indenture Trustee in its individual capacity has or may have against the Issuer, the Transferor or the Servicer, whether in respect of this Indenture, the Notes, the Transaction Documents or otherwise, and the Indenture Trustee hereby waives any and all statutory or common law rights of setoff or banker's lien against the Issuer or any of its assets that the Indenture Trustee may have in any capacity other than on behalf of the Noteholders, including without limitation, any rights under UCC
Section 9-306(4)(d) as enacted in the State of New York.

         Section 6.08. Eligibility; Corporate Indenture Trustee Required.

                  (a) This Indenture shall always have a Indenture Trustee who satisfies the requirements of TIA Section 310(a)(1).

                  (b) There shall at all times be a Indenture Trustee hereunder that shall (i) be a corporation organized and doing business under the laws of the United States or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by federal or State authority and (ii) either have a rating from Moody's for its long term deposits of at least Baa3 or be otherwise acceptable to each of Moody's, Standard & Poor's and Fitch, as evidenced by a letter to such effect from each of Moody's, Standard & Poor's and Fitch. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (c) Neither the Issuer nor any affiliate thereof may serve as Indenture Trustee.

                  (d) The Indenture Trustee shall at all times be subject to TIA
Section 310(b).

         Section 6.09. Cessation of Eligibility. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 6.10. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 6.11 hereof.

                  (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer and the Noteholders. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (c) The Indenture Trustee may be removed at any time by Act of Noteholders representing more than 50% of the aggregate Percentage Interests (voting as a single Class) delivered to the Indenture Trustee and to the Issuer.

                  (d) If at any time:

                           (i) the Indenture Trustee shall cease to be eligible under Section 6.08 hereof and shall fail to resign after written request therefor by the Issuer or by any Noteholder, or

                           (ii) the Indenture Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (A) the Issuer may remove the Indenture Trustee, or (B) subject to Section 5.16 hereof, any Noteholder who has been a bona fide Noteholder for at least six months may, on behalf of such Noteholder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee. In any event, should the Indenture Trustee cease to be eligible under Section 6.08(b), the Issuer shall, within thirty (30) days after notice thereof, remove the Indenture Trustee and replace the Indenture Trustee with a successor Indenture Trustee meeting the eligibility requirements of
Section 6.08.

                  (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Issuer shall promptly appoint a successor Indenture Trustee, provided that Noteholders representing more than 50% of the aggregate Percentage Interests (voting as a single class) shall not have objected to such appointment. If within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Indenture Trustee shall be appointed by Act of Noteholders representing more than 50% of the aggregate Percentage Interests (voting as a single Class) delivered to the Issuer and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Issuer. If no successor Indenture Trustee shall have been so appointed by the Issuer or Noteholders and shall have accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Noteholder for at least six months may, on behalf of such Noteholder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. The appointment by the Noteholders or a court of a successor Indenture Trustee shall not invalidate or void any act taken by a prior successor Indenture Trustee appointed by the Issuer.

                  (f) The Issuer shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee by mailing written notice of such event to the Noteholders and each of Moody's, Standard & Poor's and Fitch. Each such notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         Section 6.11. Acceptance of Appointment by Successor.

                  (a) Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; but, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges in connection therewith and all amounts owing under Section 6.07(a) hereof, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments necessary or appropriate for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

                  (b) No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

                  (c) Upon any successor Indenture Trustee being appointed and accepting its appointment, the Issuer shall, within 120 days thereafter, cause all acts to be done and file all instruments in each jurisdiction to the extent necessary to perfect in the name of the successor Indenture Trustee the Lien in the Trust Estate Granted by this Indenture to the same extent as such Lien had previously been perfected in the Indenture Trustee.

         Section 6.12. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. Upon request of any successor to the Indenture Trustee pursuant to this Section 6.12, the Issuer shall execute any and all instruments necessary or appropriate for more fully and certainly vesting in and confirming to such successor Indenture Trustee all rights, powers and trusts of the Indenture Trustee. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

         Section 6.13. Co-Trustees and Separate Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at any time be located, the Issuer and the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee or of Noteholders representing at least 25% of the aggregate Percentage Interests (acting as a single Class), the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more banks or trust companies approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have the power to make such appointment.

         Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (a) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, Cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee.

                  (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (c) The Indenture Trustee at any time, by an instrument in writing executed by it, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such Indenture Trustee hereunder, and each co-trustee or separate trustee hereunder shall not be liable for any action taken, suffered or omitted by it without negligence and in good faith and believed by it to be authorized or within the discretion or powers conferred upon it by this Indenture.

                  (e) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

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         Section 6.14. Authenticating Agent. Upon the request of the Issuer, the
Indenture Trustee shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Notes designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Indenture Trustee and such Authenticating Agent, for notation on the Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Notes) in connection with transfers and exchanges of Notes under Sections
2.04 and 2.05 hereof, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Notes by the Indenture Trustee. Such Authenticating Agent shall at all times be a Person that meets the requirements of Section 6.08 hereof for the Indenture Trustee hereunder.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Indenture Trustee may promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall mail notice of such appointment to all Noteholders as the names and addresses of such Holders appear on the Note Register.

         The Indenture Trustee agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.07 hereof. The provisions of Sections 2.09, 6.04 and 6.05 hereof shall be applicable to any Authenticating Agent.

         Section 6.15. Withholding Taxes. Whenever it is acting as a Paying Agent for the Notes, the Indenture Trustee shall comply with all requirements of the Code, and all regulations thereunder, with respect to the withholding from any payments made on such Notes of any withholding taxes imposed thereon and with respect to any reporting requirements in connection therewith.

         Section 6.16. Preferential Collection of Claims against the Issuer. The Indenture Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

         Section 6.17. No Petition. The Indenture Trustee covenants and agrees that prior to the date which is one year and one day after the date upon which
(a) each Class of Notes has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Indenture Trustee will not institute against, or join any other Person in instituting against (i) the Issuer, (ii) ALF LP, the Transferor or any other Special Purpose Affiliate,
(iii) ALF LLC, World Omni Lease Securitization LLC or any other general partner of a Special Purpose Affiliate that is a partnership, (iv) any manager (other than WOFCO) of a limited liability company that is a general partner of a Special Purpose Affiliate that is a partnership or that itself is a Special Purpose Affiliate, or (v) the Origination Trustee or the Origination Trust, any

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bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive the termination of this Indenture or the resignation or removal of the Indenture Trustee under this Indenture.

                 Article Seven. NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) quarterly, not more than 45 days after each March 15, June 15, September 15, and December 15 Distribution Date, a list in such form as the Indenture Trustee may reasonably require, of the names and addresses of Noteholders, and (b) at such other times, as the Indenture Trustee may reasonably request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content; provided, however, that so long as either (y) the Indenture Trustee is the Note Registrar or (z) a Class of Notes is issued in book-entry form, no such list (with respect to such Class, if applicable) shall be required to be furnished. Any such list which is required to be furnished may be dated as of a date not more than 15 days prior to the time such list is furnished and need not include information received after such date.

         Section 7.02. Preservation of Information; Communications to
                       Noteholders.

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.01 hereof and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in said Section 7.01 upon receipt of a new list so furnished.

                  (b) If three or more Noteholders or holders of Notes evidencing not less than 25% of the aggregate Percentage Interests of any Class (hereinafter referred to as "Applicants") apply in writing to the Indenture Trustee, and such application states that the Applicants desire to communicate with other Noteholders with respect to their rights under this Agreement or under the Notes and such application is accompanied by a copy of the communication that such Applicants propose to transmit, then the Indenture Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Noteholders. Every Noteholder, by receiving and holding a Note, agrees with the Servicer, the Transferor, the Issuer and the Indenture Trustee that neither the Servicer, the Transferor, the Issuer nor the Indenture Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders under the Indenture, regardless of the source from which such information was derived.

                  (c) The Note Registrar shall furnish or cause to be furnished to the Servicer, within 15 days after receipt by the Note Registrar of a written request therefor from the Servicer, a list, in such form as the Servicer may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date.

         Section 7.03. Reports by Indenture Trustee; Responses to Noteholder
                       Inquiries.

                  (a) Within 60 days after December 31 in each year, commencing with the December 31 that is six months after the Closing Date, the Indenture Trustee shall mail to the Holders a brief report dated as of such reporting date that complies with TIA Section 313(a); provided, however, if no event described in TIA Section 313(a) shall have occurred within such calendar year no report need be transmitted. The Indenture Trustee also shall comply with TIA Section 313(b). The Indenture Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

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

                  (b) A copy of each such report shall, at the time of such transmission to Noteholders, be filed by the Indenture Trustee with each stock exchange upon which the Notes are listed, and also with the Commission. The Issuer will notify the Indenture Trustee when the Notes are listed on any stock exchange.

                  (c) Copies of the above reports need not be mailed to Noteholders who have previously requested that they not receive copies of such reports.

                  (d) The Indenture Trustee shall acknowledge and respond to any reasonable inquiry of any Noteholder relating to the Trust Estate or this Indenture, provided, however, that in making such response, the Indenture Trustee shall have no obligation to (i) seek or obtain information not otherwise within its possession or control or (ii) expend its own funds.

         Section 7.04. Reports by the Issuer. The Issuer will:

                  (a) File with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it will either (i) file with the Indenture Trustee such information, documents and reports as may be required by any exemption from the requirements of the TIA granted by the Commission or (ii) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to
Section 13 or 15 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) File with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) Transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, within 30 days after the filing thereof with the Indenture Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

              Article Eight. ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 8.01. Collection of Moneys. Except as otherwise expressly provided herein or in the Transaction Documents, the Indenture Trustee shall have the right, but not the obligation, to demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the other Transaction Documents. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate, and shall apply them as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any of the Transaction Documents, the Indenture Trustee may, and upon the request of Noteholders representing more than 50% of the aggregate Percentage Interests (voting as a single Class) shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings, and including directing the Owner Trustee under Section 6.15 of the Securitization Trust Agreement with regard to

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appropriate action thereunder. Any such action shall be without prejudice to any right to claim an Unmatured Event of Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Five hereof.

         Section 8.02. Trust Accounts.

                  (a) On or prior to the Closing Date, the Issuer shall cause the Servicer (on behalf of the Origination Trustee or Owner Trustee) to establish, in the name of the Indenture Trustee, for the benefit of the Noteholders the Distribution Account pursuant to Section 3.01 of the Securitization Trust Agreement, the 1999-A SUBI Collection Account pursuant to
Section 12.01 of the 1999-A SUBI Supplement, the 1999-A SUBI Lease Account pursuant to Section 12.02 of the 1999-A SUBI Supplement and the Reserve Account pursuant to Section 3.04 of the Securitization Trust Agreement.

                  (b) On each Distribution Date, subject to the provisions of Article Five, the Indenture Trustee shall make all of the distributions set forth in Section 3.03 of the Securitization Trust Agreement in the order of priority set forth therein.

         Section 8.03. General Provisions Regarding the Accounts.

                  (a) All Accounts and all deposits therein shall constitute a portion of the Trust Estate. Other than as expressly provided for in this Indenture or the other Transaction Documents, neither the Issuer nor the Servicer shall have any claim upon or rights in such Accounts or the deposits therein or any right to cause the withdrawal of funds therefrom. So long as no Event of Default shall have occurred and be continuing, but subject to the remaining provisions of this Section 8.03, all or a portion of the funds in the Accounts shall be separately invested and reinvested by the Indenture Trustee at the Servicer's direction in one or more Permitted Investments. All income or other gain from investment of moneys deposited in any Account shall be deposited therein immediately upon receipt, and any loss resulting from such investment shall be charged to such respective account, as the case may be.

                  (b) Absent negligence or bad faith on its part, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Accounts resulting from any loss on any Permitted Investment included therein.

                  (c) All investments of funds in any Account and all sales of Permitted Investments held in any such Account shall, except as otherwise expressly provided in this Indenture, be made by the Indenture Trustee as directed by the Servicer. Such direction may specify specific actions or may be a general, standing order authorizing the Indenture Trustee to act within certain general parameters or to act on written, telegraphic or telephonic instructions of specified personnel or agents of the Servicer.

                  In the event that:

                           (i) the Servicer shall have failed to give investment directions to the Indenture Trustee by 11:00 a.m., New York City time, on any Business Day authorizing the Indenture Trustee to invest the funds then in any Account;

                           (ii) an Event of Default shall have occurred but the Notes shall not have been declared due and payable, or if the Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the related Trust Estate are being applied in accordance with Section 5.05 hereof; or

                           (iii) an Event of Default shall have occurred, the Notes shall have been declared due and payable, and amounts collected or receivable from the related Trust Estate are being applied in accordance with Section 5.08 hereof,

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

                  the Indenture Trustee shall invest and reinvest the funds then in each such account in United States Treasury Bills maturing no later than the Business Day immediately preceding the next succeeding Distribution Date.

                  (d) Upon the satisfaction and discharge of this Indenture in accordance with Article Four hereof, the Indenture Trustee shall pay or transfer to the Issuer all remaining money or Permitted Investments then in the Accounts.

         Section 8.04. Release of Trust Estate.

                  (a) The Indenture Trustee may, and when required by the provisions of this Indenture or the Transaction Documents shall, execute instruments to release property from the lien of this Indenture and the Backup Security Agreement, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article Eight shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Indenture Trustee shall, at such time as there are no Notes outstanding, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture, release to Issuer or any other Person entitled thereto any funds then on deposit in the Accounts and release any property subject to the lien of the Backup Security Agreement.

                  (c) In particular, but without limitation of subparagraphs (a) and (b), it is understood that the Servicer shall have the authority to sell and/or reallocate out of the 1999-A SUBI free and clear of any Lien under this Indenture and the Backup Security Agreement, 1999-A SUBI Assets in accordance with the provisions of the Transaction Documents. In all circumstances other than the foregoing, the Indenture Trustee shall release property from the lien of this Indenture and the Backup Security Agreement pursuant to this paragraph only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) a certificate or opinion of an Independent appraiser in accordance with TIA ss.ss. 314(c) and 314(d)(1), in each case meeting any applicable requirements of Section 11.1.

         Section 8.05. Opinion of Counsel. The Indenture Trustee shall receive at least seven days' notice when requested by Issuer to take any action pursuant to Section 8.04(a) (other than as set forth in the first sentence of Section 8.04(c)), accompanied by copies of any instruments involved, and (also except as set forth in the first sentence of Section 8.04(c)) the Indenture Trustee may also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the legal interests of the Noteholders in contravention of the provisions of this Indenture; provided that in no event shall such Opinion of Counsel be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to Indenture Trustee in connection with any such action.

                     Article Nine. SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures. The Issuer and the Indenture Trustee, at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental hereto, only as to the extent provided in Section 9.01 of the Securitization Trust Agreement.

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

         Section 9.02. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, in addition to any opinion of Counsel required pursuant to Section
9.01 of the Securitization Trust Agreement, the Indenture Trustee also shall be entitled to receive an Opinion of Counsel stating that the execution of such supplemental indenture conforms to the requirements of TIA, to the extent applicable. Subject to Section 9.01 of the Securitization Trust Agreement, the Indenture Trustee shall be fully protected in relying on any such Opinion of Counsel. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 9.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

         Section 9.04. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee, the Issuer and the Company, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

         Section 9.05. Compliance With TIA. Each supplemental indenture shall comply with the applicable requirements therefor contained in TIA.

         Section 9.06. Successors and Assigns.

         This Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Further, all references herein to Persons or entities other than parties hereto shall be deemed to refer to the successors and permitted assigns of such persons, to the extent that such construction is reasonably possible; to the extent that such construction is not reasonably possible, the parties hereto shall amend this Indenture so as to effect the original intent of the parties as closely as possible in an acceptable manner.

                   Article Ten. OPTIONAL REDEMPTION OF NOTES

         Section 10.01. General. (a) The Notes are subject to redemption in whole, but not in part, at the direction of Transferor pursuant to Section 7.02 of the Securitization Trust Agreement, on any Distribution Date on which the Transferor exercises its option to purchase the corpus of the Trust pursuant to said Section, for a redemption price equal to the Redemption Price for such Notes. If the Notes are to be redeemed pursuant to this Section, the Issuer shall furnish notice of such election to the Indenture Trustee not later than the time required for the delivery of its notice that it desires to purchase the corpus of the Trust pursuant to Section 7.02 of the Securitization Trust Agreement. The Issuer shall deposit with the Indenture Trustee in the Distribution Account the Redemption Price of the Notes to be redeemed together with any other payments as required pursuant to Section 7.02 of the Securitization Trust Agreement, whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with
Section 10.02 to each Holder of a Note. The Issuer shall promptly notify each Rating Agency of any prospective redemption of the Notes.

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

         Section 10.02. Form of Redemption Notice. Notice of redemption shall be given by the Issuer or by the Indenture Trustee pursuant to Section 11.05 in the name of and at the expense of the Issuer, not more than 30 days and not less than 15 days prior to the applicable Redemption Date to each Holder of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, or Class B Notes, as applicable, such Holders being determined as of the most recent Record Date.

         All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) that on the Redemption Date the Redemption Price will become due and payable upon each such Note, and that, upon the irrevocable deposit of such funds with the Indenture Trustee on or before such Redemption Date, the amount payable on each such Note shall be limited to the Redemption Price therefor and that no interest shall accrue on such Redemption Price or the Notes for any period after the date fixed for redemption; and

                  (d) the place where such Notes are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02 hereof.

         Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

         Section 10.03. Notes Payable on Redemption Date. Notice of redemption having been given as provided in Section 10.02 hereof, the Notes so to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Notes for any period after such Redemption Date. Upon surrender of such Notes for redemption in accordance with said notice, such Notes shall be paid by the Issuer at the Redemption Price.

         If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the amount of the Redemption Price shall, until paid, bear interest from the Redemption Date at the applicable Overdue Interest Rate (but only to the extent permitted by applicable law).

                         Article Eleven. MISCELLANEOUS

         Section 11.01. Compliance Certificates and Opinions.

                  (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (with a copy to the other party hereto) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  (b) Every certificate or opinion (other than any Opinion of Counsel) with respect to compliance with a condition or covenant provided for in this Indenture (including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request) shall include:

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

                           (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 11.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted and to the sufficiency of such certificate or report.

         Section 11.03. Acts of Noteholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or any other Transaction Document to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby or thereby expressly required, to the Issuer, the Owner Trustee or other applicable party. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture or any other Transaction Document and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee, the Issuer, the Owner Trustee or other applicable party if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee the Issuer, the Owner Trustee or other applicable party in reliance thereon, whether or not notation of such action is made upon such Notes.

                  (e) In the event of any vote to be taken pursuant thereto by Noteholders or Note Owners, no vote may be cast by the Holder or Note Owner of any Note issued to or held on behalf of the Issuer, or any Affiliate thereof, and the outstanding principal balance of each such Note shall be deducted from the aggregate Percentage Interest before making any calculation of whether the necessary percentage of such aggregate Percentage Interest has been met with respect to any vote.

         Section 11.04. Notices, etc., to Indenture Trustee and Issuer. All demands notices or communications under this Indenture shall be in writing, personally delivered, sent by facsimile or mailed by overnight delivery service or by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee; (ii) in the case of the Issuer or Owner Trustee on behalf of the Issuer, at the Corporate Trust Office of the Owner Trustee, with a copy to the Servicer at the address set forth in Section 5.04 of the Servicing Agreement. Any notice required or permitted to be mailed to a Noteholder shall be given as provided in Section 11.05 hereof. Any notice so mailed within the time prescribed in this Indenture shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

         Section 11.05. Notices and Reports to Noteholders; Waiver of Notices. Where this Indenture or any other Transaction Document provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, sent by facsimile, or delivered by prepaid courier service to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where notice or report to Noteholders is mailed or transmitted in the matter provided above, neither the failure to mail or transmit such notice or report, nor any defect in any notice or report so mailed or transmitted, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report which is mailed or transmitted in the manner herein provided shall be conclusively presumed to have been duly given or provided.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonable under the circumstances to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 11.06. Rules by Indenture Trustee and Agents. The Indenture Trustee may make reasonable rules for any meeting of Noteholders. Each of the Note Registrar, Paying Agent or any Authenticating Agent may make reasonable rules and set reasonable requirements for its respective functions.

         Section 11.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         Section 11.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.09. Successors and Assigns. All covenants and agreements in this Indenture shall bind, and inure to the benefit of, the parties hereto and their successors and permitted assigns, whether so expressed or not.

         Section 11.10. Severability. In case one or more of the provisions contained in this Indenture or in the Notes should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

         Section 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors and permitted assigns hereunder, any separate Indenture Trustee or co-Indenture Trustee appointed under Section 6.13 hereof and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.12. Legal Holidays. In any case where the date of any Distribution Date or Redemption Date, or any date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment shall be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Distribution Date or Redemption Date, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         Section 11.13. Governing Law. THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

         Section 11.14. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.15. Recording of Indenture. This Indenture is subject to recording in all appropriate public recording offices, such recording to be effected by the Issuer and at its expense on direction by the Indenture Trustee accompanied by an Opinion of Counsel to the Indenture Trustee and the Noteholders (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or the obligations of the Indenture Trustee, the Servicer, the Transferor, the Issuer or the Owner Trustee under any Transaction Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Servicer, the Transferor, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Servicer, the Transferor, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Servicer, the Transferor, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Servicer, the Transferor, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity). For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article Six of the Securitization Trust Agreement.

         Section 11.17. Inspection. The Issuer agrees that it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours and, except during the continuation of an Event of Default, upon reasonable notice, to examine all of the books of account, records, reports and other papers of the Issuer relating to the Notes, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee, and to discuss the Issuer's finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Independent Accountants to discuss with such representatives such affairs, finances and accounts). Such rights shall include, but shall not be limited to, any off-site storage facilities at which any data (including, without limitation, computerized records), together with all operating software and appropriate documentation, may be held. The Indenture Trustee shall keep confidential all confidential information of the Issuer and the Servicer acquired during any such examination as if such information were its own confidential information, except to the extent necessary for the purposes of this Indenture.

         Section 11.18. Waiver of Stay, Extension Laws, Trial by Jury. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants in or its performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law, including any right to trial by jury to which it may be entitled in any such proceeding; and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 11.19. Maximum Interest Payable. Anything herein to the contrary notwithstanding, the sum of all interest and all other amounts that would be deemed interest under New York or other applicable law which may be paid to a Noteholder pursuant to this Indenture shall not exceed the maximum lawful interest rate permitted by such law from time to time. The Issuer and the Indenture Trustee intend and agree that under no circumstances shall the Issuer be required to pay interest on the Notes at a rate in excess of the maximum interest rate permitted by applicable law from time to time, and in the event any such interest is received by the Noteholders in excess of that rate, the Issuer shall be entitled to an immediate refund of any such excess interest by a credit to and payment toward the unpaid principal of the Notes (such credit to be considered to have been made at the time of the payment of the excess interest) with any excess interest retained by the Indenture Trustee or recovered from any Noteholder and not so credited to be immediately paid to the Issuer by the Indenture Trustee.

                        [SIGNATURES APPEAR ON NEXT PAGE]

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                   WORLD OMNI 1999-A AUTOMOBILE LEASE
                                   SECURITIZATION TRUST

                                   By: Chase Manhattan Bank Delaware, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee,


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------


                                   Harris Trust and Savings Bank
                                   an Illinois banking corporation, not in its individual capacity but solely as Indenture Trustee,


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                                                       EXHIBIT A

                             FORM OF CLASS A-1 NOTES

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


REGISTERED                                                  $                 /2
                                                             -----------------
No. R-                                           CUSIP NO.
      ---------------------                                  -----------------
                                                 ISIN NO.
                                                             -----------------

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

             WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST

          FLOATING RATE AUTOMOBILE LEASE ASSET BACKED NOTES, CLASS A-1

         The World Omni 1999-A Automobile Lease Securitization Trust, a business trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ DOLLARS ($_____________ ), in monthly installments on each Distribution Date, commencing on September 15, 1999, and to pay interest at a rate of One-Month LIBOR plus ____% (as described in the Securitization Trust Agreement) on the Class A-1 Note Balance, each as and to the extent described below; provided that the entire Class A-1 Note Balance shall be due and payable on the earlier of the Class A-1 Stated Maturity and the Redemption Date, if any.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

---------------
2/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.


Dated:                      , 1999
       -------------------


                                   WORLD OMNI 1999-A AUTOMOBILE LEASE
                                   SECURITIZATION TRUST

                                    By: CHASE MANHATTAN BANK DELAWARE, a
                                        Delaware banking corporation, not in its
                                        individual capacity but solely as Owner
                                        Trustee under the Securitization Trust
                                        Agreement


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated:                      , 1999
       -------------------

                                   Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely as Indenture Trustee,


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Automobile Lease Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes" or the "Notes"), all issued under an Indenture dated as of August 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and to all terms of that certain Securitization Trust Agreement dated as of August 1, 1999 (the "Agreement"), among Chase Manhattan Bank Delaware, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), World Omni Lease Securitization, L.P. (the "Transferor") and the Indenture Trustee. All capitalized terms used in this Note, whether first used above or below, that are not otherwise defined herein shall have the meanings assigned to them pursuant to the Indenture.

         Under the Indenture, there will be distributed on each Distribution Date (i.e., the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day), commencing on September 15, 1999, to the Person in whose name this Class A-1 Note is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Notes are issued, the last day of the immediately preceding calendar month, such Class A-1 Noteholder's Percentage Interest multiplied by (i) the Class-A-1 Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class A-1 Interest Carryover Shortfall, Class A-1 Uncovered Loss Amounts and Class A-1 Uncovered Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Indenture and the Agreement.

         The Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. However, to the extent provided in the Indenture and the Agreement, no principal payments shall be made in respect of the Class A-2 Notes until the Class A-1 Notes have been paid in full, no principal payments shall be made in respect of the Class A-3 Notes until the Class A-2 Notes have been paid in full, and no principal payments shall be made in respect of the Class A-4 Notes or the Class B Notes until the Class A-3 Notes have been paid in full. The Class B Notes are subordinated to the Class A Notes, and the Transferor Certificate is subordinated to the Notes to the extent described in the Indenture and the Agreement.

         Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Transferor, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, and the Note Owners, by acceptance of a beneficial interest in a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) waives any claim to any proceeds or assets of the Origination Trustee and to all assets of the Origination Trust other than those from time to time included within the 1999-A SUBI Portfolio as 1999-A SUBI Assets and those proceeds or assets derived from or earned by such 1999-A SUBI Assets.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder or Note Owner will not institute against, or join any other Person in instituting against the Transferor, World Omni Lease Securitization LLC, ALF LLC, ALF LP, the Origination Trustee or the Origination Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Indenture.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture or the Agreement and no provision of this Note or of the Indenture or the Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                        /*
       -------------------         ---------------------------------------------
                                   Signature Guaranteed:




                                   ---------------------------------------------
                                            Signatures must be guaranteed by an
                                   "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

---------------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                    EXHIBIT B

                             FORM OF CLASS A-2 NOTES

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



REGISTERED                                                   $                /3
                                                              ------------------
No. R-                                            CUSIP NO.
      ---------------------                                   ------------------
                                                  ISIN NO.
                                                              ------------------

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

             WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST

          FLOATING RATE AUTOMOBILE LEASE ASSET BACKED NOTES, CLASS A-2

         The World Omni 1999-A Automobile Lease Securitization Trust, a business trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _____________ DOLLARS ($__________), in monthly installments on each Distribution Date, commencing on September 15, 1999, and to pay interest at a rate of One-Month LIBOR plus ____% (as described in the Securitization Trust Agreement) on the Class A-2 Note Balance, each as and to the extent described below; provided that the entire Class A-2 Note Balance shall be due and payable on the earlier of the Class A-2 Stated Maturity and the Redemption Date, if any.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

---------------
3/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Dated:                      , 1999
       --------------------

                                   WORLD OMNI 1999-A AUTOMOBILE LEASE
                                   SECURITIZATION TRUST


                          By: CHASE MANHATTAN BANK DELAWARE, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Securitization Trust Agreement


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:                      , 1999
       --------------------

                                   Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely as Indenture Trustee,


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Automobile Lease Asset Backed Notes, Class A-2 (herein called the "Class A-2 Notes" or the "Notes"), all issued under an Indenture dated as of August 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and to all terms of that certain Securitization Trust Agreement dated as of August 1, 1999 (the "Agreement"), among Chase Manhattan Bank Delaware, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), World Omni Lease Securitization, L.P. (the "Transferor") and the Indenture Trustee. All capitalized terms used in this Note, whether first used above or below, that are not otherwise defined herein shall have the meanings assigned to them pursuant to the Indenture.

         Under the Indenture, there will be distributed on each Distribution Date (i.e., the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day), commencing on September 15, 1999, to the Person in whose name this Class A-2 Note is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Notes are issued, the last day of the immediately preceding calendar month, such Class A-2 Noteholder's Percentage Interest multiplied by (i) the Class A-2 Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class A-2 Interest Carryover Shortfall, Class A-2 Uncovered Loss Amounts and Class A-2 Uncovered Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Indenture and the Agreement.

         The Notes, the Class A-1 Notes, the Class A-3 Notes and the Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. However, to the extent provided in the Indenture and the Agreement, no principal payments shall be made in respect of the Class A-2 Notes until the Class A-1 Notes have been paid in full, no principal payments shall be made in respect of the Class A-3 Notes until the Class A-2 Notes have been paid in full, and no principal payments shall be made in respect of the Class A-4 Notes or the Class B Notes until the Class A-3 Notes have been paid in full. The Class B Notes are subordinated to the Class A Notes, and the Transferor Certificate is subordinated to the Notes to the extent described in the Indenture and the Agreement.

         Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Transferor, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, and the Note Owners, by acceptance of a beneficial interest in a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) waives any claim to any proceeds or assets of the Origination Trustee and to all assets of the Origination Trust other than those from time to time included within the 1999-A SUBI Portfolio as 1999-A SUBI Assets and those proceeds or assets derived from or earned by such 1999-A SUBI Assets.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder or Note Owner will not institute against, or join any other Person in instituting against the Transferor, World Omni Lease Securitization LLC, ALF LLC, ALF LP, the Origination Trustee or the Origination Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Indenture.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture or the Agreement and no provision of this Note or of the Indenture or the Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                        /*
       --------------------        ---------------------------------------------
                                   Signature Guaranteed:


                                   ---------------------------------------------
                                            Signatures must be guaranteed by an
                                   "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

---------------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                    EXHIBIT C

                             FORM OF CLASS A-3 NOTES

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


REGISTERED                                                  $                 /4
                                                             -----------------
No. R-                                           CUSIP NO.
      ---------------------                                  -----------------
                                                 ISIN NO.
                                                             -----------------

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

             WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST

          FLOATING RATE AUTOMOBILE LEASE ASSET BACKED NOTES, CLASS A-3

         The World Omni 1999-A Automobile Lease Securitization Trust, a business trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ DOLLARS ($____________ ), in monthly installments on each Distribution Date, commencing on September 15, 1999, and to pay interest at a rate of One-Month LIBOR plus ____% (as described in the Securitization Trust Agreement) on the Class A-3 Note Balance, each as and to the extent described below; provided that the entire Class A-3 Note Balance shall be due and payable on the earlier of the Class A-3 Stated Maturity and the Redemption Date, if any.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

---------------
4/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Dated:                     , 1999
       --------------------


                                   WORLD OMNI 1999-A AUTOMOBILE LEASE
                                   SECURITIZATION TRUST


                                    By: CHASE MANHATTAN BANK DELAWARE, a
                                        Delaware banking corporation, not in its
                                        individual capacity but solely as Owner
                                        Trustee under the Securitization Trust
                                        Agreement


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:                      , 1999
      ---------------------


                                   Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely as Indenture Trustee,


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Automobile Lease Asset Backed Notes, Class A-3 (herein called the "Class A-3 Notes" or the "Notes"), all issued under an Indenture dated as of August 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and to all terms of that certain Securitization Trust Agreement dated as of August 1, 1999 (the "Agreement"), among Chase Manhattan Bank Delaware, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), World Omni Lease Securitization, L.P. (the "Transferor") and the Indenture Trustee. All capitalized terms used in this Note, whether first used above or below, that are not otherwise defined herein shall have the meanings assigned to them pursuant to the Indenture.

         Under the Indenture, there will be distributed on each Distribution Date (i.e., the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day), commencing on September 15, 1999, to the Person in whose name this Class A-3 Note is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Notes are issued, the last day of the immediately preceding calendar month, such Class A-3 Noteholder's Percentage Interest multiplied by (i) the Class A-3 Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class A-3 Interest Carryover Shortfall, Class A-3 Uncovered Loss Amounts and Class A-3 Uncovered Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Indenture and the Agreement.

         The Notes, the Class A-1 Notes, the Class A-2 Notes and the Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. However, to the extent provided in the Indenture and the Agreement, no principal payments shall be made in respect of the Class A-2 Notes until the Class A-1 Notes have been paid in full, no principal payments shall be made in respect of the Class A-3 Notes until the Class A-2 Notes have been paid in full, and no principal payments shall be made in respect of the Class A-4 Notes or the Class B Notes until the Class A-3 Notes have been paid in full. The Class B Notes are subordinated to the Class A Notes, and the Transferor Certificate is subordinated to the Notes to the extent described in the Indenture and the Agreement.

         Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Transferor, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, and the Note Owners, by acceptance of a beneficial interest in a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) waives any claim to any proceeds or assets of the Origination Trustee and to all assets of the Origination Trust other than those from time to time included within the 1999-A SUBI Portfolio as 1999-A SUBI Assets and those proceeds or assets derived from or earned by such 1999-A SUBI Assets.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder or Note Owner will not institute against, or join any other Person in instituting against the Transferor, World Omni Lease Securitization LLC, ALF LLC, ALF LP, the Origination Trustee or the Origination Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Indenture.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture or the Agreement and no provision of this Note or of the Indenture or the Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                        /*
       --------------------        ---------------------------------------------
                                   Signature Guaranteed:


                                   ---------------------------------------------
                                            Signatures must be guaranteed by an
                                   "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

----------------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                    EXHIBIT D

                             FORM OF CLASS A-4 NOTES

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



REGISTERED                                                  $                 /5
                                                             -----------------
No. R-                                          CUSIP NO.
      ---------------------                                  -----------------
                                                ISIN NO.
                                                             -----------------

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

             WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST

          FLOATING RATE AUTOMOBILE LEASE ASSET BACKED NOTES, CLASS A-4

         The World Omni 1999-A Automobile Lease Securitization Trust, a business trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ____________________ DOLLARS ($_______________), in monthly installments on each Distribution Date, commencing on September 15, 1999, and to pay interest at a rate of One-Month LIBOR plus ____% (as described in the Securitization Trust Agreement) on the Class A-4 Note Balance, each as and to the extent described below; provided that the entire Class A-4 Note Balance shall be due and payable on the earlier of the Class A-4 Stated Maturity and the Redemption Date, if any.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

---------------
5/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.


Dated:                     , 1999
       --------------------

                                   WORLD OMNI 1999-A AUTOMOBILE LEASE
                                   SECURITIZATION TRUST


                                    By: CHASE MANHATTAN BANK DELAWARE, a
                                        Delaware banking corporation, not in its
                                        individual capacity but solely as Owner
                                        Trustee under the Securitization Trust
                                        Agreement


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated:                     , 1999
      ---------------------


                                   Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely as Indenture Trustee,


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Automobile Lease Asset Backed Notes, Class A-4 (herein called the "Class A-4 Notes" or the "Notes"), all issued under an Indenture dated as of August 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and to all terms of that certain Securitization Trust Agreement dated as of August 1, 1999 (the "Agreement"), among Chase Manhattan Bank Delaware, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), World Omni Lease Securitization, L.P. (the "Transferor") and the Indenture Trustee. All capitalized terms used in this Note, whether first used above or below, that are not otherwise defined herein shall have the meanings assigned to them pursuant to the Indenture.

         Under the Indenture, there will be distributed on each Distribution Date (i.e., the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day), commencing on September 15, 1999, to the Person in whose name this Class A-4 Note is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Notes are issued, the last day of the immediately preceding calendar month, such Class A-4 Noteholder's Percentage Interest multiplied by (i) the Class A-4 Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class A-4 Interest Carryover Shortfall, Class A-4 Uncovered Loss Amounts and Class A-4 Uncovered Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Indenture and the Agreement.

         The Notes, the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. However, to the extent provided in the Indenture and the Agreement, no principal payments shall be made in respect of the Class A-2 Notes until the Class A-1 Notes have been paid in full, no principal payments shall be made in respect of the Class A-3 Notes until the Class A-2 Notes have been paid in full, and no principal payments shall be made in respect of the Class A-4 Notes or the Class B Notes until the Class A-3 Notes have been paid in full. The Class B Notes are subordinated to the Class A Notes, and the Transferor Certificate is subordinated to the Notes to the extent described in the Indenture and the Agreement.

         Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Transferor, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, and the Note Owners, by acceptance of a beneficial interest in a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) waives any claim to any proceeds or assets of the Origination Trustee and to all assets of the Origination Trust other than those from time to time included within the 1999-A SUBI Portfolio as 1999-A SUBI Assets and those proceeds or assets derived from or earned by such 1999-A SUBI Assets.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder or Note Owner will not institute against, or join any other Person in instituting against the Transferor, World Omni Lease Securitization LLC, ALF LLC, ALF LP, the Origination Trustee or the Origination Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Indenture.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture or the Agreement and no provision of this Note or of the Indenture or the Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                        /*
      ---------------------        ---------------------------------------------
                                   Signature Guaranteed:



                                   ---------------------------------------------
                                            Signatures must be guaranteed by an
                                   "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

---------------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                    EXHIBIT E

                              FORM OF CLASS B NOTES

         THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES AND THE CLASS A-4 NOTES AS DESCRIBED IN THE INDENTURE AND THE TRANSACTION DOCUMENTS REFERRED TO HEREIN.

         THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR WITH ANY STATE SECURITIES OR BLUE SKY AUTHORITY UNDER ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 2.04 OF THE INDENTURE REFERRED TO HEREIN AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO WORLD OMNI LEASE SECURITIZATION, L.P. (THE "TRANSFEROR") OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER THE TRANSFEROR NOR HARRIS TRUST & SAVING BANK, AS INDENTURE TRUSTEE (THE "INDENTURE TRUSTEE"), IS OBLIGATED TO REGISTER THE NOTES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT THE TRANSFER OF A CLASS B NOTE IS TO BE MADE, EITHER (A) AN OPINION OF COUNSEL OR (B) A REPRESENTATION LETTER FROM THE PROSPECTIVE INVESTOR, IN EITHER CASE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE TRANSFEROR, IS REQUIRED TO BE DELIVERED TO THE INDENTURE TRUSTEE AND THE TRANSFEROR, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

         NO RESALE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE UNLESS THE INDENTURE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER OR OPINION OF COUNSEL FROM THE TRANSFEREE OF THIS NOTE, ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRANSFEROR AND THE INDENTURE TRUSTEE, TO THE EFFECT THAT: (A)(1) SUCH TRANSFEREE WILL NOT ACQUIRE THIS NOTE ON BEHALF OR WITH THE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR (2) NO "PROHIBITED TRANSACTION" UNDER ERISA OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, WILL OCCUR IN CONNECTION WITH SUCH TRANSFEREE'S ACQUISITION OR HOLDING OF THIS CLASS B NOTE BECAUSE THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER ONE OR MORE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAS BEEN
SATISFIED: PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, REGARDING TRANSACTIONS EFFECTED BY "IN-HOUSE ASSET MANAGERS"; PTCE 95-60, REGARDING TRANSACTIONS FOR INSURANCE COMPANY GENERAL ACCOUNTS; PTCE 90-1, REGARDING TRANSACTIONS EFFECTED FOR INSURANCE COMPANY SEPARATE ACCOUNTS; PTCE 91-38, REGARDING TRANSACTIONS EFFECTED FOR BANK COLLECTIVE INVESTMENT FUNDS; OR PTCE 84-14, REGARDING TRANSACTIONS EFFECTED BY "QUALIFIED PROFESSIONAL ASSET MANAGERS" AND (B) IF SUCH TRANSFEREE (OR ANY PERSON OR ENTITY FOR WHOM SUCH TRANSFEREE IS ACTING AS AGENT OR CUSTODIAN IN CONNECTION WITH THE ACQUISITION OF

THIS NOTE) IS A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION FOR FEDERAL INCOME TAX PURPOSES (A "FLOW-THROUGH ENTITY"), ANY CLASS B NOTES OWNED BY OR ON BEHALF OF SUCH FLOW-THROUGH ENTITY WILL REPRESENT LESS THAN 50% OF THE VALUE OF ALL THE ASSETS OWNED BY SUCH FLOW-THROUGH ENTITY AND NO SPECIAL ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FROM SUCH CLASS B NOTES WILL BE MADE AMONG THE BENEFICIAL OWNERS OF SUCH FLOW-THROUGH ENTITY.

         THE RESTRICTIONS ON RESALE OR TRANSFER DESCRIBED ABOVE ARE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE HOLDER'S PROPERTY SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL.


REGISTERED                                                    $               \6
No. R-                                                         -----------------
      ---------------------                         CUSIP NO.
                                                               -----------------

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS SUBORDINATED TO THE CLASS A NOTES TO THE EXTENT PROVIDED IN THE INDENTURE AND THE TRANSACTION DOCUMENTS.

             WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST

           FLOATING RATE AUTOMOBILE LEASE ASSET BACKED NOTES, CLASS B

         The World Omni 1999-A Automobile Lease Securitization Trust, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to _______, or registered assigns, the principal sum of _________________ DOLLARS ($_____________ ), in monthly installments on each Distribution Date, commencing on September 15, 1999, and to pay interest at a rate of One-Month LIBOR plus ____% (as described and subject to the limitations in the Securitization Trust Agreement) on the Class B Note Balance, each as and to the extent described below; provided that the entire Class B Note Balance shall be due and payable on the earlier of the Class B Stated Maturity and the Redemption Date, if any.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

---------------
6/ Denominations of $250,000 and integral multiples of $1,000 in excess thereof.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Dated:                     , 1999
       --------------------


                                   WORLD OMNI 1999-A AUTOMOBILE LEASE
                                   SECURITIZATION TRUST


                                    By: CHASE MANHATTAN BANK DELAWARE, a
                                        Delaware banking corporation, not in its
                                        individual capacity but solely as Owner
                                        Trustee under the Securitization Trust
                                        Agreement


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated:                     , 1999
      ---------------------


                                   Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely as Indenture Trustee,


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Automobile Lease Asset Backed Notes, Class B (herein called the "Class B Notes" or the "Notes"), all issued under an Indenture dated as of August 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and to all terms of that certain Securitization Trust Agreement dated as of August 1, 1999 (the "Agreement"), among Chase Manhattan Bank Delaware, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), World Omni Lease Securitization, L.P. (the "Transferor") and the Indenture Trustee. All capitalized terms used in this Note, whether first used above or below, that are not otherwise defined herein shall have the meanings assigned to them pursuant to the Indenture.

         Under the Indenture, there will be distributed on each Distribution Date (i.e., the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day), commencing on September 15, 1999, to the Person in whose name this Class B Note is registered at the close of business on the last day of the immediately preceding calendar month, such Class B Noteholder's Percentage Interest multiplied by (i) the Class B Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class B Interest Carryover Shortfall, Class B Uncovered Loss Amounts, Class B Uncovered Loss Interest Amounts, Class B Note Principal Carryover Shortfall and Class B Note Principal Carryover Shortfall Interest Amount being made on such Distribution Date, all to the extent and as more specifically set forth in the Indenture and the Agreement.

         The Notes are subordinated to the Class A Notes and are secured by the collateral pledged as security therefor on a subordinated basis as provided in the Indenture and the Transaction Documents.

         Each Holder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Transferor, the Servicer and the Noteholders that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         By accepting this Note, the Holder hereof covenants and agrees that prior to the date which is one year and one day after the last date upon which
(a) each Class of Notes has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder will not institute against, or join any other Person in instituting against the Transferor, World Omni Lease Securitization LLC, ALF LLC, ALF LP, the Origination Trustee or the Origination Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Agreement.

         By accepting this Note, the Holder hereof waives any claim to any proceeds or assets of the Origination Trustee and to all assets of the Origination Trust other than those from time to time included within the 1999-A SUBI Portfolio as 1999-A SUBI Assets and those proceeds or assets derived from or earned by such 1999-A SUBI Assets.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                        /*
      ---------------------        ---------------------------------------------
                                   Signature Guaranteed:



                                   ---------------------------------------------
                                             Signatures must be guaranteed by an
                                   "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

---------------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without enlargement or any change whatsoever.

                                                                     EXHIBIT F-1

                       NON-RULE 144A REPRESENTATION LETTER

World Omni Lease Securitization L.P.,
c/o World Omni Lease Securitization LLC,
  its general partner
120 N.W. 12th Avenue
Deerfield Beach, Florida 33442

Harris Trust and Savings Bank
311 W. Monroe
12th Floor
Chicago, Illinois 60606

[PLACEMENT AGENT]
[ADDRESS]

                  Re: World Omni 1999-A Automobile Lease Securitization Trust
                      Floating Rate Automobile Lease Asset Backed Notes, Class B

Ladies and Gentlemen:

         The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced Notes (the "Notes") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "Securities Act"), which includes banks, savings and loan associations, registered brokers and dealers, insurance companies, investment companies and organizations described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), corporations, business trusts and partnerships, not formed for the specific purpose of acquiring the Notes offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein. Capitalized terms not defined herein have the meanings assigned to such terms in or pursuant to the Indenture described below.

Representations and Warranties

         The Purchaser makes the following representations and warranties in order to permit Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee"), World Omni 1999-A Automobile Lease Securitization Trust (the "Trust"), World Omni Lease Securitization L.P. (the "Transferor") and [Placement Agent] to determine its suitability as a purchaser of Notes and to determine that the exemption from registration relied upon by the Transferor under Section 4(2) of the Securities Act is available to it.

         1. The Purchaser understands that the Notes have not been, and throughout their term will not be, registered or qualified under the Securities Act or the securities law of any state and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the Securities Act or if an exemption from registration under the Securities Act and other applicable state securities laws are available, that neither the Transferor nor the Indenture Trustee is required to register the Notes under the Securities Act or any applicable state securities laws and that any transfer must comply with Section 2.04 of the Indenture dated as of August 1, 1999 (the "Indenture") between the Trust and the Indenture Trustee.

                                     F-1-1

         2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Notes.

         3. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and a sophisticated institutional investor and has knowledge and experience in financial and business matters (and, in particular, in such matters related to securities similar to the Notes) and is capable of evaluating the merits and risks of its investment in the Notes and is able to bear the economic risk of such investment. The Purchaser has been given such information concerning the Notes, the Trust, World Omni Financial Corp. and the Transferor as it has requested.

         4. The Purchaser is acquiring the Notes as principal for its own account (or for the account of one or more other sophisticated institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

         5. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Note, any interest in any Note or any other similar security of the Transferor to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Note, any interest in any Note or any other similar security of the Transferor with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Notes under the Securities Act or which would render the disposition of any Note a violation of Section 5 of the Securities Act or any state securities law, require registration or qualification pursuant thereto, or require registration of the Trust or the Transferor as an "investment company" under the Investment Company Act of 1940, as amended, nor will it act, nor has it authorized or will it authorize any person to act in such manner with respect to the Notes.

         6. The Purchaser has reviewed the Private Placement Memorandum with respect to the Notes dated September [___], 1999, including the Prospectus attached thereto as Exhibit A (the "Private Placement Memorandum"), and the agreements and other materials referred to therein, and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Private Placement Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access.

         7. Purchaser required to select applicable sentence:

         _____ The Purchaser will not acquire the Notes on behalf of or with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         _____ No "prohibited transaction" under ERISA or the Internal Revenue Code of 1986, as amended, will occur in connection with such transferee's acquisition or holding of the Class B Notes because the relevant conditions for exemptive relief under one or more of the following prohibited transaction class exemptions have been satisfied: Prohibited Transaction Class Exemption ("PTCE") 96-23, regarding transactions effected by "In-House Asset Managers"; PTCE 95-60, regarding transactions for insurance company general accounts; PTCE 90-1, regarding transactions effected for insurance company separate accounts; PTCE, regarding transactions affected for bank collective investment funds; or PTCE 84-14, regarding transactions effected by "Qualified Professional Asset Managers".

         8. The Purchaser understands that the Notes will bear a legend substantially as set forth in the form of Note included as Exhibit E to the Indenture.

                                      F-1-2

         9. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Notes and that the Transferor does not have any obligation to make or facilitate any such market (or to otherwise repurchase the Notes from the Purchaser) under any circumstances.

         10. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the Notes, is aware that its taxable income with respect to the Notes in any accounting period may not correspond to the cash flow (if any) from the Notes for such period, and is not purchasing the Notes in reliance on any representations of the Transferor or its counsel with respect to tax matters.

         11. The Purchaser represents, on behalf of itself (or any person or entity for whom the Purchaser is acting as agent or custodian in connection with the acquisition of the Notes) that if the Purchaser or any such other person or entity is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Notes owned by or on behalf of such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss, deduction or credit from such Notes will be made among the beneficial owners of such Flow-Through Entity.

         12. The Purchaser agrees that it will obtain from any subsequent purchaser of the Notes substantially the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 11 and in this paragraph 12.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Private Placement Memorandum, as the case may be.

         The representations and warranties contained herein shall be binding upon the successors of the undersigned.

                                     F-1-3

         Executed at                   , this          day of             199
                     ------------------       --------        ------------   ---


                                   ---------------------------------------------
                                   Purchaser's Name (Print)


                                   By
                                      ------------------------------------------
                                      Signature


                                   Its
                                      ------------------------------------------


                                   ---------------------------------------------
                                   Address of Purchaser


                                   ---------------------------------------------
                                   Purchaser's Taxpayer
                                   Identification Number

                                     F-1-4

                                                                     EXHIBIT F-2

                         RULE 144A REPRESENTATION LETTER

World Omni Lease Securitization L.P.,
c/o World Omni Lease Securitization, Inc.,
  its general partner
120 N.W. 12th Avenue
Deerfield Beach, Florida 33442

Harris Trust and Savings Bank
311 W. Monroe
12th Floor
Chicago, Illinois 60606

[Placement Agent]
[Address]

                  Re: World Omni 1999-A Automobile Lease Securitization Trust
                      Floating Rate Automobile Lease Asset Backed Notes, Class B


         Ladies and Gentlemen:

         _______________ (the "Purchaser") is today purchasing in a private resale from ________________ (the "Transferor") $_______________ aggregate principal amount of the above-captioned Notes (the "Notes"), issued pursuant to the Indenture dated as of August 1, 1999 (the "Indenture") between World Omni 1999-A Automobile Lease Securitization Trust (the "Trust") and Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee").

         In connection with the purchase of the Notes, the Purchaser hereby represents and warrants to each of you as follows:

         1. The Purchaser understands that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state.

         2. The Purchaser is acquiring the Notes for its own account only for investment and not for any other person, and not with a view to, or for resale in connection with, a distribution that would constitute a violation of the Securities Act or any state securities laws (subject to the understanding that disposition of the Purchaser's property will remain at all times within its control). The Purchaser is not an affiliate of the Transferor, World Omni, the Indenture Trustee, the Owner Trustee, any custodian of the Notes or any of their respective affiliates.

         3. The Purchaser agrees that the Notes must be held indefinitely by it unless (i) the Notes are subsequently registered under the Securities Act or
(ii) an exemption from the registration requirements of the Securities Act is available.

         4. The Purchaser agrees that if at some time it wishes to dispose of or exchange any of the Notes, it will not transfer or exchange any of the Notes unless such transfer or exchange is in accordance with the provisions of Section
2.04 of the Indenture.

         5. The Purchaser is a qualified institutional buyer as defined in Rule 144A of the Securities Act and has completed and is delivering herewith either of the forms of certification to that effect attached as Annexes hereto, it is aware that the sale to it is being made in reliance on Rule 144A, it is

                                     F-2-1
acquiring the Notes for its own account or for the account of a qualified institutional buyer and it understands that such Notes may be resold, pledged or transferred only (i) to a person who the Transferor reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) pursuant to another exemption from registration under the Securities Act and applicable state securities laws.

         6. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Note, any interest in any Note or any other similar security of the Transferor to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Note any interest in any Note or any other similar security of the Transferor with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Notes under the Securities Act or which would render the disposition of any Note a violation of Section 5 of the Securities Act or any state securities law, require registration or qualification pursuant thereto, or require registration of the World Omni 1999-A Automobile Lease Securitization Trust (the "Trust") or the Transferor as an "investment company" under the Investment Company Act of 1940, as amended, nor will it act, nor has it authorized or will it authorize any person to act in such manner with respect to the Notes.

         7.       Purchaser required to select applicable sentence:

         _____ The Purchaser will not acquire the Notes on behalf of or with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         _____ No "prohibited transaction" under ERISA or the Internal Revenue Code of 1986, as amended, will occur in connection with such transferee's acquisition or holding of the Class B Notes because the relevant conditions for exemptive relief under one or more of the following prohibited transaction class exemptions have been satisfied: Prohibited Transaction Class Exemption ("PTCE") 96-23, regarding transactions effected by "In-House Asset Managers"; PTCE 95-60, regarding transactions for insurance company general accounts; PTCE 90-1, regarding transactions effected for insurance company separate accounts; PTCE 91-38 regarding transactions effected for bank collective investment funds; or PTCE 84-14, regarding transactions effected by "Qualified Professional Asset Managers".

         8. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Notes and that the Transferor does not have any obligation to make or facilitate any such market (or to otherwise repurchase the Notes from the Purchaser) under any circumstances.

         9. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the Notes, is aware that its taxable income with respect to the Notes in any accounting period may not correspond to the cash flow (if any) from the Notes for such period, and is not purchasing the Notes in reliance on any representations of the Transferor or its counsel with respect to tax matters.

         10. The Purchaser has reviewed the Private Placement Memorandum with respect to the Notes dated September [___], 1999, including the Prospectus attached as Exhibit A thereto (the "Private Placement Memorandum"), and the agreements and other materials referred to therein, and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Private Placement Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access.

                                     F-2-2

         11. The Purchaser understands that the Notes will bear a legend substantially as set forth in the form of Note included as Exhibit E to the Indenture.

         12. The Purchaser hereby further agrees to be bound by all the terms and conditions of the Notes as provided in the Indenture.

         13. The Purchaser represents that if the Purchaser (or any other person or entity for whom the Purchaser is acting as agent or custodian in connection with the acquisition of the Notes) is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Notes owned by such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss deduction or credit from such Notes will be made among the beneficial owners of such Flow-Through Entity.

         14. If the Purchaser sells any of the Notes, the Purchaser will obtain from any subsequent purchaser substantially the same representations contained in this Representation Letter.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Private Placement Memorandum, as the case may be.

         The representations and warranties contained herein shall be binding upon the successors of the undersigned.

                                     F-2-3

         Executed at                   , this          day of             199
                     ------------------       --------        ------------   ---


                                   ---------------------------------------------
                                   Purchaser's Name (Print)


                                   By
                                      ------------------------------------------
                                      Signature


                                   Its
                                      ------------------------------------------


                                   ---------------------------------------------
                                   Address of Purchaser


                                   ---------------------------------------------
                                   Purchaser's Taxpayer
                                   Identification Number

                                     F-2-4

                             ANNEX 1 TO EXHIBIT F-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Purchaser") hereby certifies as follows to the addressees of the Rule 144A Representation Letter to which this certification is attached with respect to the Notes described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Purchaser.

         2. In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144 A") because (i) the Purchaser owned and/or invested on a discretionary basis $_________/7 in securities (except for the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Purchaser satisfies the criteria in the category marked below.

         ___ Corporation. etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ Bank. The Purchaser (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         ___ Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         ___ Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

---------------
7/ Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                   A-1-F-2-1

         ___ State or Local Plan. The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisors Act of 1940.

         ___ Small Business Investment Company. The Purchaser is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. The Purchaser is a business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940.

         ___ Trust Fund. The Purchaser is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Purchaser is an individual retirement account or an H.R. 10 (Keogh) plan.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and Notes of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph, except (i) where the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction. However, such securities were not included if the Purchaser is a majority owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Purchaser acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

         6. Until the date of purchase of the Notes, the Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Purchaser is a bank or savings and loan is provided above, the Purchaser agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                   A-1-F-2-2

                                   ---------------------------------------------
                                   Name of Purchaser or Adviser


                                   By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                   Date:
                                         ---------------------------------------

                                   A-1-F-2-3

                             ANNEX 2 TO EXHIBIT F-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

         The undersigned (the "Purchaser") hereby certifies as follows to the addressees of the Rule 144A Representation Letter which this certification is attached with respect to the Transferor Notes described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Purchaser or, if the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Purchaser is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Purchaser alone, or the Purchaser's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser's Family of Investment Companies, the cost of such securities was used, except (i) where the Purchaser or the Purchaser's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         ___ The Purchaser owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ___ The Purchaser is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser's Family of Investment Companies, (ii) bank deposit notes and Notes of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Purchaser is familiar with Rule 144A and understands that the parties listed in the Rule 144A Representation Letter to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A. In addition, the Purchaser will only purchase for the Purchaser's own account.

                                   A-1-F-2-1

         6. Until the date of purchase of the Transferor Notes, the undersigned will notify the parties listed in the Rule 144A Transferee Note to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                   ---------------------------------------------
                                   Name of Purchaser or Adviser


                                   By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                   Date:
                                         ---------------------------------------


                                   IF AN ADVISER:


                                   ---------------------------------------------
                                   Name of Adviser

                                   Date:
                                         ---------------------------------------

                                   A-1-F-2-2